UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (As permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

______HOOPER HOLMES, INC.________
(Name of Registrant as Specified in its Charter)
_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
_____________________________________________________________

2) Aggregate number of securities to which transaction applies:
_____________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________

4) Proposed maximum aggregate value of transaction:
_____________________________________________________________

5) Total fee paid:
_____________________________________________________________

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
_____________________________________________________________

2) Form, Schedule or Registration Statement No.:
_____________________________________________________________

3) Filing Party:
_____________________________________________________________

4) Date Filed:
_____________________________________________________________

HOOPER HOLMES, INC.
560 N. Rogers Road
Olathe, Kansas 66062

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
August 10, 2017
_______________________________

The annual meeting of shareholders of Hooper Holmes, Inc. will be held at 10:00 a.m. (Central Time) on Thursday, August 10, 2017, at the Hilton Garden Inn, 12080 South Strang Line Road, Olathe, Kansas 66062, for the following purposes:

1.	To elect seven directors to serve 1-year terms;

2.
To approve a Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan for the purpose of increasing the number of shares available for issuance under the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan; and

3.	To consider an advisory vote on the approval of the compensation of our named executive officers.

Shareholders of record at the close of business on June 19, 2017, may vote at the annual meeting and at any adjournment or postponement of the meeting. In connection with our solicitation of proxies for the annual meeting, we are making available this proxy statement, proxy card and our 2016 Annual Report to shareholders on or about June 30, 2017. Please vote in one of the following ways:

•	Use the toll-free number shown on your proxy card or Notice and Access card;

•	Vote via the Internet, as indicated on your Notice and Access card;

•	Complete, sign, date and return your proxy card in the enclosed postage-paid envelope, if you received a full set of proxy materials; or

•	Vote in person at the meeting.

Your vote is very important. Please use one of the methods above to ensure that your vote will be counted. Your proxy may be revoked at any time before the vote at the annual meeting by following the procedures outlined in the proxy statement.

By Order of the Board of Directors

/s/ Steven R. Balthazor
Steven R. Balthazor, Chief Financial Officer
June 30, 2017

HOOPER HOLMES, INC.
PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, AUGUST 10, 2017

COMMON QUESTIONS ABOUT OUR ANNUAL MEETING AND PROXY STATEMENT

Q:	Why did I receive these proxy materials?

A:
Our Board of Directors is soliciting your proxy so that, as a shareholder of Hooper Holmes, Inc. (the “Company”), you will have the opportunity to vote on matters that will be presented at our 2017 annual meeting of shareholders. This proxy statement provides you with information about us and these proposals to assist you in voting your shares.

Q:	What proposals will be voted on at the meeting?

A:	At the annual meeting, our shareholders will be asked to:

•	Elect seven directors to serve for a 1-year term (Proposal 1);

•
Approve a Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan for the purpose of increasing the number of shares available for issuance under the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan (Proposal 2);

•	Consider a non-binding advisory vote on the approval of the compensation of our named executive officers (Proposal 3); and

•	Take action on any other business that properly comes before the meeting and any adjournments or postponements of the meeting.

Q:	What shares owned by me can be voted?

A:
All shares of the Company’s common stock, $0.04 par value per share, owned by you as of the close of business on June 19, 2017, the record date for the determination of shareholders entitled to notice of, and the right to vote at, the meeting, may be voted by you. These shares include those held directly in your name as the shareholder of record and held for you in “street name” as the beneficial owner through a stockbroker, bank or other nominee.

Each holder of record of shares of our common stock outstanding on the record date will be entitled to one vote for each share held on all matters to be voted on at the annual meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a “street name” holder?

A:
These terms describe how you hold your shares. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record.

If your shares are held in a stock brokerage account or by a bank or other nominee, your shares are held in “street name”. If you hold your shares in street name, you have the right to direct your broker or nominee on how to vote.

Q:	How can I vote my shares?

A:	You can vote either in person at the meeting or by proxy without attending the meeting.

This proxy statement, the accompanying proxy card and the Company’s 2016 annual report on Form 10-K are being made available on the Internet at www.proxyvote.com, as indicated in the Notice and Access card being mailed separately.

To vote by proxy, you must do one of the following:

•	Vote over the Internet (instructions are in the Notice and Access card); or

•	Vote by telephone (toll-free number is indicated on your proxy card or Notice and Access card); or

•	If you received a paper copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. To do so, please bring the enclosed proxy card and proof of identification. If you hold your shares in street name and wish to vote in person at the meeting, you must request a legal proxy from your broker or nominee to present at the meeting.

Q:	How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote “FOR” each of the director nominees for the Board, “FOR” the Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan, and “FOR” the approval of the Company’s executive compensation programs.

Q:	What vote is required to approve each proposal?

A:	Proposal 1 – Election of Directors
A plurality of the votes cast is required to elect the nominees as directors. You may not cumulate your votes in the election of directors. The seven nominees receiving the highest number of affirmative votes will be elected to the Board. You may withhold authority to vote for any or all nominees for directors. Votes “WITHHELD” will not affect the outcome of the vote. Votes cannot be voted for a greater number of persons than the number of nominees named.
Proposal 2 – Third Amended and Restated 2011 Omnibus Incentive Plan
The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting will be required to approve the proposal.
Proposal 3 – Non-Binding Advisory Vote on Executive Compensation
The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting will be required to approve the proposal.
Under New York law, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to a vote. Although abstentions and broker non-votes are considered in determining the presence of a quorum, they will not be considered “votes cast” and will have no effect on the outcome of the vote on Proposals 1, 2, and 3.

Q:	What happens if I hold my shares in “street name” and don’t provide my broker voting instructions?

A:
In certain circumstances, if you do not provide instructions to your broker on how you wish to vote, your broker will be allowed to vote for you on routine proposals, but your broker is prohibited from voting on other proposals. The proposals on which the broker is prohibited from voting for you result in “broker non-votes”. All of the proposals to be voted upon at this meeting are considered non-routine matters. Please be sure to give specific voting instructions to your broker so that your shares can be represented.

Q:	What is the quorum for the meeting?

A:
The presence in person or by proxy of a majority of the shares of our common stock issued and outstanding and entitled to vote on the record date will constitute a quorum at the annual meeting. On our record date, June 19, 2017, there were 25,838,698 shares of our common stock outstanding and entitled to vote at our annual meeting. All shares that are voted “FOR” or “AGAINST” any matter, votes that are “WITHHELD” for Board nominees, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

If we do not have a quorum at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting.

Q:	How may I vote on the proposals to be voted on at the meeting?

A:	In the election of directors (Proposal 1), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the proposals regarding the approval of the Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan (Proposal 2) and the advisory vote on the compensation of our named executive officers (Proposal 3), you may vote “FOR” or “AGAINST” or “ABSTAIN.”

Q:	What if I return a proxy but do not make specific choices with respect to some or all of the matters listed on my proxy card?

A:
If you return a signed and dated proxy card without marking your voting selections, your shares will be voted “FOR” the election of each of the seven nominees for director, “FOR” the Third Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan and “FOR” the approval of the compensation of our named executive officers.

Q:	Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the meeting. For shares held directly in your name, you may accomplish this by:

•	voting again over the Internet or by telephone prior to 11:59 p.m. EDT on August 9, 2017;

•	signing another proxy card with a later date and returning it to us prior to the meeting;

•	sending a properly signed written notice that you are revoking your proxy to Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062, Attention: Corporate Secretary; or

•
attending the meeting and notifying the election officials at the meeting that you wish to revoke your proxy and vote in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you have instructed a broker, trustee or other nominee to vote your shares, you should follow the directions received from your broker, trustee or other nominee to change those instructions.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Who is paying for this solicitation?

A:
We are paying for the solicitation of proxies, including the cost of preparing, printing and mailing the Notice and Access card, the proxy statement, the proxy card and any additional related information.

We will reimburse brokers, banks and other financial institutions and nominees for their reasonable out-of-pocket expenses in forwarding proxy materials to their customers who hold shares in street name.

The solicitation of proxies through this proxy statement may be supplemented by mail, telephone, fax, personal solicitation or other communication methods by directors, officers or other of our employees without additional compensation to them.

Q:	What do I need to do to attend the meeting?

A:
You may attend the meeting if you are listed as a shareholder of record as of the record date and bring proof of identification. If you hold your shares through a broker or other nominee, you will need to provide proof of ownership by bringing either a copy of a brokerage statement showing your share ownership as of the record date or a legal proxy if you wish to vote your shares in person at the meeting. In addition to the items above, you should bring proof of identification.

Q:	How can I access the Company’s proxy materials and annual report electronically?

A:
This proxy statement, the accompanying proxy card and the Company’s 2016 annual report on Form 10-K are being made available on the Internet at www.proxyvote.com, through the notice and access process available to the Company’s shareholders, as indicated in the Notice and Access card being mailed separately. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own Hooper Holmes stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote over the Internet. If you hold your Hooper Holmes stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Q:	Who counts the votes?

A:
We have retained Broadridge Financial Solutions, Inc. as the Inspector of Election for the annual meeting. Representatives of Broadridge will tabulate the votes represented by proxies, cast by ballot and the Internet.

Q:	Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual shareholders are handled in a manner intended to protect your voting privacy. Your vote will not be disclosed except as needed to permit the Company to tabulate and certify the vote, as required by law, or in limited circumstances such as a contested election. All comments written on the proxy card or elsewhere will be forwarded to management.

Q:	Can I vote on other matters?

A:
Our bylaws limit the matters presented at the annual meeting to those in the notice of the meeting and those otherwise properly brought before the meeting. If any other matters are presented at the meeting, your signed proxy gives the individuals named as proxies authority to vote your shares on such matters at their discretion.

Q:	Where can I find the voting results of the meeting?

A:
We will announce preliminary voting results at the meeting, if those results are then available, and we will publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the meeting.

Annual Report to Shareholders

A copy of our annual report to shareholders, which includes our annual report on Form 10-K for the 2016 fiscal year, accompanies this proxy statement. Shareholders may also obtain, free of charge, a copy of the 2016 annual report on Form 10-K, without exhibits, by writing to Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062, Attention: Corporate Secretary. The 2016 annual report on Form 10-K is also available through the Company’s website at www.hooperholmes.com. The 2016 annual report on Form 10-K does not constitute proxy soliciting materials.

Householding

Under applicable rules, we are permitted to mail a single proxy statement and annual report or Notice and Access card, as applicable, to households at which two or more shareholders reside. Accordingly, shareholders sharing an address who have been previously notified by their broker or its intermediary will receive only one copy of the proxy statement and annual report or Notice and Access card, unless the shareholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities) will, however, continue to be provided for each shareholder account. If you prefer to receive separate copies of the proxy statement or annual report or Notice and Access card, either now or in the future, please notify us by mail at 560 N. Rogers Road, Olathe, Kansas 66062, attention: Corporate Secretary, or by telephone at (913) 764-1045. If you are currently a shareholder sharing an address with another shareholder and wish to have only one proxy statement and annual report or Notice and Access card delivered to the household in the future, please contact us at the same address or telephone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors has nominated the seven persons listed below to serve as directors. If elected, each of our director nominees will serve until the 2018 annual meeting or until a successor has been elected and qualified. If any of the seven nominees becomes unavailable for election, the persons named on the proxy card as proxies may vote for other nominees selected by the Board or the named proxies.

Our Board recommends that shareholders vote “FOR” the election of the seven director nominees in this Proposal 1. Proxies will be voted for this proposal unless you otherwise specify in the proxy.

Director Nominees

Ronald V. Aprahamian

age 70, director since 2009
Mr. Aprahamian has been our Chair of the Board since 2012.  Most recently, he has served on the boards of Sunrise Senior Living, Inc., Superior Consultant Holdings Corp. and First Consulting Group, Inc.

Mr. Aprahamian is qualified to serve on our Board as he has a long record of involvement in business development activities as an investor, a board member, a chief executive officer, and a consultant for companies engaged in healthcare, technology, banking and other industries.

Frank Bazos

age 49, director since 2017
Mr. Bazos was appointed to the Board on May 11, 2017. He became a Managing Director at Century Equity Partners in 1998. He left Century to join North Atlantic Capital in 2004 and then rejoined Century in 2006. Prior to Century, Mr. Bazos spent six years with TA Associates and ABN-AMRO Private Equity.

Mr. Bazos' qualifications to serve on our Board include his more than 25 years of private equity experience, primarily in the financial and health care services sectors.

Paul Daoust

age 69, director since 2017
Mr. Daoust was appointed to the Board on May 11, 2017. He previously served as the chair of HighRoads, Inc., a privately held technology-enabled services company, where he also served as CEO. Previous operating experience includes more than 28 years with Watson Wyatt (now Willis Towers Watson), including 5 years as COO and 9 years as a board director. Other public board experience includes Mac-Gray (TUC); Salary.com (SLRY), where he also served as interim CEO; and Gevity HR, Inc. (GVHR). He also currently serves on the boards of DirectPath Health, Advantia Health, and Caldwell Partners International (CWL). He was a member of the Provant Health Solutions board of directors prior to the merger with our Company.

Mr. Daoust's qualifications to serve on our Board include his extensive experience in the human resources consulting, technology and insurance industries, as well as with publicly-traded corporations.

Henry E. Dubois

age 55, director since 2013
Mr. Dubois became our President and Chief Executive Officer and was appointed to the Board in April 2013. Mr. Dubois has been a partner at Tatum, LLC, a firm offering consulting services to accelerate business performance and create value. In previous roles, he served as Executive Vice President and Chief Financial Officer of GeoEye, Inc., a global supplier of high resolution satellite and aerial imagery; President, Chief

Operating Officer and Chief Financial Officer of DigitalGlobe, Inc., an owner/operator of high resolution imaging satellites; Chief Executive Officer and Chief Financial Officer of an Asia Pacific Telecommunication company (PT Centralindo Panca Sakti); and Senior Vice President of an Asia Pacific conglomerate in Jakarta, Indonesia (PT Ongko Multicorpora). He also served as a consultant with Booz and Company and began his career as an internal auditor and finance supervisor for Exxon Corporation. He earned his Bachelor of Arts degree in mathematics from the College of the Holy Cross and his Master of Management degree from the J.L. Kellogg Graduate School of Management at Northwestern University with concentrations in finance, marketing and accounting.

Mr. Dubois’ qualifications to serve on our Board include his demonstrated expertise and experience in financial management, operations and strategic planning.

Larry Ferguson

age 67, director since 2009
Mr. Ferguson has served as CEO of several publicly traded and privately held companies, including First Consulting Group, Inc. from 2006-2008.  He has served on more than twelve corporate boards, including positions as board chair and committee chair.  He currently serves as CEO of the Ferguson Group, a private equity consulting and investment firm focused on healthcare and life sciences IT companies.  He has also held executive positions with American Express and First Data Corporation.

Mr. Ferguson’s qualifications to serve on our Board include his extensive experience in the healthcare and life sciences information technology industry. Mr. Ferguson was elected to the Board in 2009 as a shareholder nominee and served as the Chairman of the Board until January 2012, at which time he became the Chair of the Governance and Nominating Committee.

James Foreman

age 59, director since 2017
Mr. Foreman was appointed to the Board on May 11, 2017. He currently serves as senior advisor at Lightyear Capital and Century Equity Partners. He spent three decades as a Consultant and Senior Executive and served on the Executive Committee of Aetna, Towers Perrin, Towers Watson and Willis Towers Watson where he also led the Exchange Solutions Segment which included the acquisitions of Extend and Liaison. At Aetna, Foreman served as the executive vice president of National Accounts, Global Benefits, Group Insurance and Government, Labor and Medicaid. Mr. Foreman has served on numerous boards, including for the Joffrey Ballet and the Employee Benefits Research Institute and was recently appointed to the board of directors for ConsumerMedical.

Mr. Foreman's qualifications to serve on our Board include his extensive experience and contacts in the healthcare industry. He is the Chair of the Compensation Committee.

Thomas A. Watford

age 56, director since 2010
Mr. Watford currently serves as Chief Executive Officer of Santa Rosa Consulting, a company offering strategic and operational consulting services to healthcare companies. Previously, Mr. Watford served as Chief Financial Officer and Chief Operating Officer of First Consulting Group, Inc., and was an Associate Partner in the Healthcare Practice group of the consulting firm Accenture.

Mr. Watford’s qualifications to serve on our Board include his more than 30 years’ experience in the healthcare industry, where he has delivered professional and IT services to healthcare providers, health plans and life sciences companies. He is the Chair of the Audit Committee.

CORPORATE GOVERNANCE

Governance Structure

The Board has adopted Corporate Governance Guidelines for the Company which provide, among other things, that the Board generally favors separating the roles of Chairman and Chief Executive Officer. The Board believes it is generally appropriate for the CEO to maintain a primary focus on the Company’s strategic and operational plans, and for the Chairman to provide an independent focus on serving shareholder interests. The Board has had an independent Chairman since 2009. The Corporate Governance Guidelines provide that no individual who has attained the age of 72 years will be appointed to the Board or be nominated for election or reelection as a director.

Director Independence

Our common stock is listed on the OTCQX Market, which is referred to in this proxy statement as the OTCQX. Although applicable OTCQX rules do not include director independence requirements, our Corporate Governance Guidelines require that at least a majority of the members of our Board be independent. We have voluntarily chosen to continue to evaluate the independence of our directors under the standards set forth in the NYSE MKT Company Guide, which applied to us when our shares were listed on the NYSE MKT.

The Board has affirmatively determined that each of the members of the Board other than Henry E. Dubois, the Company’s Chief Executive Officer, is, as of the date of this proxy statement, an “independent director” within the meaning set forth in the NYSE MKT Company Guide.

Director Attendance at Annual Meetings of Our Shareholders

We encourage, but do not require, our directors to attend annual meetings of our shareholders. All of our continuing directors at the time of our 2016 annual meeting of our shareholders attended that meeting.

Board and Board Committee Meetings

During 2016, our Board held a total of 19 meetings, in addition to taking other actions by unanimous written consent in lieu of a meeting. All of our Board members attended at least 75% of the meetings of our Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member during 2016.

As required under our Corporate Governance Guidelines, our board of directors meets on a regular basis as often as necessary to fulfill its responsibilities, including at least once each quarter, and our independent directors meet at least annually in executive session outside the presence of non-independent directors and management.

Risk Oversight

The Board oversees our functions to assure that our assets are properly safeguarded, that appropriate financial and other controls are maintained, and that business is conducted prudently and in compliance with applicable laws, regulations and ethical standards. Although the Board as a whole carries out this oversight function, much of the work is delegated to various Board committees which meet regularly and report back to the full Board.

In particular, the Audit Committee is responsible for reviewing and overseeing our financial statements, including the integrity of our financial and disclosure controls, legal compliance programs and procedures, and procedures for identifying, evaluating and controlling material financial, legal and operational risk. The Audit Committee, whose members are all “independent” directors, receives regular reports about these matters from, and meets separately with, our outside auditors, and receives regular reports from our management.

While the Board and its committees are responsible for risk oversight, our management is responsible for managing risk. We have robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

Board Committees

As of the date of this proxy statement, the Board of Directors has the following standing committees:

•	Audit Committee

•	Compensation Committee

•	Governance and Nominating Committee

Each of these committees has a written charter approved by the Board. These charters are posted on our website at www.hooperholmes.com. In addition, the Board from time to time may establish additional committees for particular purposes.

The current membership of each of the Board’s committees is set forth below:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee
Ronald V. Aprahamian	X	X	X
Frank Bazos		X	X
Paul Daoust	X	X	X
Henry E. Dubois
Larry Ferguson	X	X	Chair
James Foreman	X	Chair	X
Thomas A. Watford	Chair	X	X
__________________

Audit Committee

As specified in the Audit Committee’s charter, the Audit Committee was established to assist the Board in fulfilling its oversight responsibilities, primarily through:

•	overseeing management’s conduct of the Company’s financial reporting process and systems of internal accounting and financial controls;

•	monitoring the independence and performance of the Company’s independent registered public accounting firm;

•	providing an avenue of communication among the independent registered public accounting firm, management and the Board;

•	overseeing the Company’s processes to assure compliance with legal and regulatory requirements and its code of ethics; and

•	monitoring the Company’s risk management policies and practices.

Each of the Audit Committee members satisfies the independence standards specified in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under our Corporate Governance Guidelines, which voluntarily adopt the independence definition set forth in the NYSE MKT Company Guide. Our Board has determined that Thomas A. Watford, the committee’s chair, qualifies as an “audit committee financial expert” as defined by SEC rules.

The Audit Committee charter provides that the committee’s responsibilities and duties are:

•
the oversight of our internal controls, which encompasses: reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures, including the yearly report prepared by management assessing the effectiveness of the Company’s internal control over financial reporting and stating management’s responsibility for establishing and maintaining adequate internal control over financial reporting, and reviewing significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

•
the evaluation of the performance and independence of the independent registered public accounting firm, which encompasses: review of the scope, plan and procedures to be used on the annual audit; review of the results of the annual audit and interim financial reviews performed by the independent registered public accounting firm; inquiring into accounting adjustments that were noted or proposed by the independent registered public accounting firm but were passed as immaterial or otherwise; the review, at least annually, of a report by the independent registered public accounting firm as to the independent registered public accounting firm’s internal quality control procedures; and pre-approval of the fees for all audit and non-audit services performed by the independent registered public accounting firm;

•
the review of our annual and interim consolidated financial statements, which encompasses: the review of significant estimates and judgments underlying such financial statements, all critical accounting policies, major changes to our accounting principles and practices and material questions of choice with respect to such principles and practices; review of earnings press releases; and review of related party transactions and other matters relating to our financial affairs and its accounts; and

•	the review of our compliance with laws, regulations and policies.

The Audit Committee met four times in 2016.

Compensation Committee

The Compensation Committee members are each considered an “independent director” under our Corporate Governance Guidelines, which have voluntarily adopted the NYSE MKT Company Guide’s definition.

In accordance with the Compensation Committee’s charter, the committee, among other matters, annually reviews and recommends to the Hooper board of directors the compensation of Hooper’s Chief Executive Officer and, based in part upon the Chief Executive Officer’s recommendation, approves the compensation of the other members of Hooper’s senior management. The Compensation Committee also administers the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan and the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan and determines the nature and terms of the awards granted under those plans. The Compensation Committee also administers the Hooper Holmes, Inc. 2007 Non-Employee Director Restricted Stock Plan, although Hooper is no longer making grants under this plan. In overseeing this plan, the Compensation Committee has the sole authority for day-to-day administration and interpretation of the plans. The Compensation Committee has the authority to engage outside advisors to assist it in the performance of its duties; the Compensation Committee may not delegate this authority to others. The Compensation Committee may, however, form and delegate some or all of its authority to subcommittees when it deems appropriate.

The Compensation Committee periodically reviews and recommends to the Board the compensation for the Company’s non-employee directors. Information regarding director compensation amounts paid in 2016 can be found in the Director Compensation Table located in the discussion below under the caption “Compensation of Directors.” The Compensation Committee and our Board believe that (i) non-employee director compensation should fairly compensate directors for work required in a company of our size and scope, (ii) such compensation should align such directors’ interests with the long-term interests of our shareholders, and (iii) the structure of director compensation should be simple, transparent and easy for shareholders to understand.

Hooper Holmes’s compensation programs are designed to attract, retain, and motivate executive officers and to provide a framework that delivers outstanding financial results over the long term. Our compensation programs for executive officers reflect the competitive environment in which we operate and incorporate performance-based criteria. To that end, the Compensation Committee monitors the executive compensation and compensation plans of other companies. In addition, our compensation programs are designed to establish compensation packages that balance cash and equity in a manner designed to align executive compensation with shareholder interests and also take into account the Company’s cash position.

We are required to seek non-binding advisory votes from shareholders to approve the compensation as disclosed in the discussion under the caption “Compensation of Executive Officers” and to approve how often such an advisory vote should occur. In 2013, a majority of shareholders voted to support an annual advisory vote on the compensation of executive officers. Shareholder Proposal 3 below represents this advisory vote.

While the advisory vote on compensation is non-binding, the Compensation Committee and the Board value the opinions of our shareholders as expressed through their votes and other communications. Accordingly, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

The Compensation Committee met two times in 2016.

Governance and Nominating Committee

The Governance and Nominating Committee’s principal purposes are to:

•	recommend to the Board principles for governance;

•	oversee the evaluation of the Board and management;

•	recommend to the Board persons to be nominated for election as directors; and

•	assign Board members to Board committees.

The charter of the Governance and Nominating Committee provides that the committee is to have such number of directors as determined by the Board. Except as otherwise permitted, each of the committee members is to be an “independent director” as defined in the NYSE MKT Company Guide, which we have voluntarily chosen to apply even though our shares are no longer listed on the NYSE MKT. Each of the Governance and Nominating Committee members is independent under this definition.

Under our Corporate Governance Guidelines, at least a majority of the members of the Board must meet the definition of “independent director” in the NYSE MKT Company Guide. The Governance and Nominating Committee believes that it is preferable for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules.

The Governance and Nominating Committee’s goal is to assemble a Board that brings to the Company a diversity of experience. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They should have an inquisitive and objective perspective and mature judgment. Taken as a whole, the Board should include members with a record of experience and achievement in fields relevant to the Company’s current and planned future business activities, and members with knowledge or experience that can be a source of strategic guidance to Company management. Director candidates must have sufficient time available, in the judgment of the Governance and Nominating Committee, to perform all Board and committee responsibilities. They must have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Members of the Board are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, in the best interests of the Company and its shareholders.

The Company is a party to a Voting and Standstill Agreement (the “Voting and Standstill Agreement”) pursuant to which WH-HH Holdings, LLC, a Company shareholder, and three directors who served prior to the closing of the merger transaction with Provant Health Solutions, LLC have the right, collectively, to nominate all seven directors to the Board at the 2017 and 2018 annual meetings of shareholders.

Candidates for director nominees are evaluated by the Governance and Nominating Committee in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of the Company’s shareholders. During the term of the Voting and Standstill Agreement, the Governance and Nominating Committee will not undertake its usual practice of using its network of contacts to compile a list of potential candidates and engaging, if it deems appropriate, a professional search firm and, in such case, paying that firm a fee for its assistance in identifying or evaluating director candidates. In the case of new director candidates, the Governance and Nominating Committee will seek to determine whether the nominee is independent under the standards set forth in the Corporate Governance Guidelines, SEC rules and regulations and with the advice of counsel, if necessary. The Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the functions and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance and Nominating Committee reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and whether there are any relationships and transactions that might impair such directors’ independence. The Governance and Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee or nominees for recommendation to the Board by majority vote.

The Governance and Nominating Committee does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. The Board believes that a variety of points of view represented on the Board contributes to a more effective decision-making process.

As set forth in the Governance and Nominating Committee’s charter, the Governance and Nominating Committee will evaluate any candidates recommended by shareholders in accordance with the same criteria applicable to the evaluation of candidates proposed by directors or management. A shareholder who wishes to recommend a person for election as a director at the 2018 annual meeting of shareholders, without including such nominee in the Company’s proxy materials, must notify the Company of such nominee in writing by May 12, 2018, but not before April 12, 2018. The notice containing such nominee must also include certain information specified in our bylaws. Shareholders should submit their recommendations to the attention of our Corporate Secretary, 560 N. Rogers Road, Olathe, Kansas 66062, by certified mail - return receipt requested.

If a shareholder wishes to have a nominee for director included in the Company’s proxy materials for the 2018 annual meeting of shareholders, the shareholder must be considered an “eligible shareholder” under the Company’s bylaws, and the nomination must be received by the Company by May 12, 2018. The notice containing such nominee must also include certain information specified in our bylaws. Shareholders should submit their notices to the attention of the Company’s Corporate Secretary, 560 N. Rogers Road, Olathe, Kansas 66062, by certified mail – return receipt requested. To be considered an “eligible shareholder,” such shareholder, together with his or her affiliates, must have continuously held (for at least one year preceding May 12, 2018) beneficial ownership of not less than 5% of the voting power of our outstanding voting securities entitled to vote in the election of directors and must comply with all applicable provisions of our bylaws.

The Governing and Nominating Committee did not hold any formal meetings in 2016, but its members met informally throughout the year and recommended the slate of directors to the full Board who were nominated and elected by the shareholders at the 2016 annual meeting.

Code of Conduct and Ethics

We are committed to sound principles of corporate governance that promote honest, responsible and ethical business practices. Our corporate governance policies and practices are actively reviewed and evaluated by our Board and the Governance and Nominating Committee.

We have adopted a Code of Conduct and Ethics to provide standards for ethical conduct in dealing with agents, customers, suppliers, political entities and others. Our Code of Conduct and Ethics applies to all of our directors, officers and employees (and those of our subsidiaries), including our Chief Executive Officer and Chief Financial Officer. Our Code of Conduct and Ethics is posted on our website at www.hooperholmes.com. A printed copy of our Code of Conduct and Ethics is also available to shareholders, without charge, upon written request directed to our Corporate Secretary at the following address: Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062.

Communications with Our Board

Shareholders and other interested persons may communicate in writing with our Board, any of its committees, or a particular director by sending written communications to our Corporate Secretary at 560 N. Rogers Road, Olathe, Kansas 66062. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters should clearly state whether the intended recipients are all of the members of the Board or certain specified individual directors. You must include your name and address in the written communication and indicate whether you are a shareholder. The Corporate Secretary will review any communications received from shareholders and all material communications from shareholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Policies on Reporting Certain Concerns Regarding Accounting and Other Matters

We have adopted policies on the reporting of concerns to our Audit Committee regarding any suspected misconduct, illegal activities or fraud, including any questionable accounting, internal accounting controls or auditing matters, or misconduct. Any person who has a concern regarding possible misconduct by any of our employees, including any executive officer, or any of our agents, may submit that concern to: Hooper Holmes, Inc., Attention: Corporate Secretary, 560 N. Rogers Road, Olathe, Kansas 66062. Employees may communicate all concerns regarding any misconduct to our General Counsel and/or the Audit Committee on a confidential and anonymous basis through our “whistleblower” hotline at 1-866-384-6616. Any communication received through the toll-free number is promptly reported to our General Counsel, as well as other appropriate management members.

COMPENSATION OF DIRECTORS

The table below sets forth the fees and other compensation that we paid to our non-employee directors for 2016 pursuant to the director compensation program as currently in effect. In addition to these fees and other compensation, all directors are reimbursed for their out-of-pocket expenses incurred in attending Board and Board committee meetings.

Nature of Director Compensation	Amount
Annual Board Retainers:(1)(2)
Non-Executive Chair of the Board	$80,000
Other Non-Employee Directors	$60,000
Annual Board Committee Chair Retainers:(1)(2)
Audit Committee Chair	$10,000
Compensation Committee Chair	$7,500
Governance and Nominating Committee Chair	$5,000
Fees for Board or Committee Meetings/Teleconferences Attended in Excess of Four:	$750 per meeting/teleconference
Annual Restricted Stock Grant:
All Non-Employee Directors(3)	$60,000 worth of shares(4)
__________________

(1)
Retainers are paid in installments on a quarterly basis. If a director is a member of the Board or a Board committee for less than the full year, he or she receives quarterly installments of the annual or Chair retainers only for the quarterly periods in which he or she serves as a member or Chair of the Board or the applicable Board committee(s).

(2)	These retainers provide compensation for four in-person Board meetings and four Committee meetings of each Committee on which they serve.

(3)
The 2011 Plan provides for the grant, on an annual basis, of $60,000 of restricted stock to each non-employee member of the Board, issued as of the date of the annual meeting to be issued under such plan. For 2016, these were immediately vested.

(4)	Effective July 1, 2017, the beginning of the fiscal year for Board compensation, the Board reduced the annual restricted stock grant for non-employee directors to $40,000 worth of shares.

Director Compensation Table

The following table shows total compensation awarded or paid to each non-employee director during 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)(2)

Ronald V. Aprahamian	90,500	59,999	150,499
Mark Emkjer(3)	62,750	59,999	122,749
Larry Ferguson	75,500	59,999	135,499
Charles M. Gillman(4)	40,500	—	40,500
Gus D. Halas(5)	77,250	59,999	137,249
Thomas A. Watford	80,500	59,999	140,499
__________________

(1)
The stock awards reflected in this column were granted under the 2011 Plan. Stock awards under the plan are normally made in June of each year. The amounts shown represent the aggregate grant date fair value of the stock awards, as computed in accordance with FASB ASC Topic 718. Each director received 33,333 shares of restricted stock in 2016.

(2)
Total compensation excludes reimbursements of expenses incurred by the directors in attending Board meetings and carrying out their other duties as directors. For each director, such reimbursements totaled less than $13,000 during 2016.

(3)	Mr. Emkjer ceased serving on the Board effective May 11, 2017.

(4)	Mr. Gillman ceased serving on the Board in June 2016.

(5)	Mr. Halas ceased serving on the Board effective May 11, 2017.
Director and Officer Indemnification
The Company has agreed to indemnify each of its directors and executive officers for all expenses actually and reasonably incurred in defending or settling an action to which such person is a party or threatened to be made a party or is otherwise involved because of his or her status as a director or officer of the Company. If the action is brought by or in the right of the Company, the indemnification must be made only if such person acted in good faith, for a purpose reasonably believed to be in the best interest of the Company (or, in the case of service to another entity, not opposed to the interest of the Company).

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information available to us as of June 28, 2017, regarding the beneficial ownership of our common stock by (i) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers listed in the Summary Compensation Table located elsewhere in this proxy statement, and (iv) all of our directors and executive officers as a group.

The information in the table has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC’s rules, a person is deemed to own beneficially all securities as to which that person owns or shares voting or dispositive power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights or options. If two or more persons share voting or dispositive power with respect to specific securities, all of such persons may be deemed to be the beneficial owner of such securities. Information with respect to persons other than the holders listed in the table below that share beneficial ownership with respect to the securities shown is set forth in certain of the footnotes to the table.

Except as otherwise noted, the number of shares owned and percentage ownership in the following table is based on 25,838,698 shares of common stock outstanding on June 28, 2017, plus 179,800 shares that certain executive officers have the right to acquire within 60 days of June 28, 2017, upon the exercise of outstanding options.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding

5% Shareholders:
John Pappajohn 666 Walnut Street, Suite 2116 Des Moines, IA 50309	1,750,930(1)	6.73%
WH-HH Holdings, LLC 100 Federal Street Boston, MA 02110	12,519,259 (2)	48.12%

Named Executive Officers, Directors and Nominees for Director:
Ronald V. Aprahamian	694,056(3)	2.67%
Steven R. Balthazor	30,331(4)	*
Frank Bazos	12,519,259(5)	48.12%
Paul Daoust	21,273	*
Henry E. Dubois	246,421(6)	*
Larry Ferguson	75,976	*
James Foreman	0	*
Thomas Watford	55,832	*

All Directors and Executive Officers as a Group (8 persons)	13,643,148	52.44%
__________________

*	Represents less than one percent of the outstanding shares of our common stock.

(1)	John Pappajohn filed a Schedule 13G on April 21, 2017, disclosing that it has sole voting and dispositive power with respect to these shares.

(2)	WW-HH Holdings, LLC filed a Schedule 13D on May 21, 2017, disclosing that it has sole voting and dispositive power with respect to these shares.

(3)	Includes 4,000 shares held by Mr. Aprahamian as trustee for his late mother’s trust.

(4)	Includes 23,200 shares that Mr. Balthazor has the right to acquire within 60 days of June 28, 2017, upon the exercise of outstanding options.

(5)	Mr. Bazos has shared voting and dispositive power with respect to these shares, which are owned of record by WH-HH Holdings, LLC. Mr. Bazos disclaims beneficial ownership of these shares.

(6)	Includes 156,600 shares that Mr. Dubois has the right to acquire within 60 days of June 28, 2017, upon the exercise of outstanding options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and the beneficial owners of more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of the Company. Directors, executive officers and such beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a). The Company has historically undertaken to make such filings on behalf of its directors and executive officers.

To our knowledge, based solely on our review of the copies of such reports (and amendments to such reports) furnished to us, we are not aware of any required Section 16(a) reports that were not filed on a timely basis with respect to the fiscal year ended December 31, 2016.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibilities for the oversight of the quality and integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, the performance of the internal audit function and independent audit, and the independence and qualifications of our independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee operates under a charter approved by the Board. The full text of the Audit Committee charter is available on our website at www.hooperholmes.com. The Company has voluntarily chosen to continue to evaluate the independence of the members of the Audit Committee under the definition of an “independent director” set forth in the NYSE MKT Company Guide. As of the date of this proxy statement, the Audit Committee is comprised of directors, each of whom the Board has determined to be independent within the meaning of rules adopted by the SEC and under the NYSE MKT Company Guide’s independence standard.

Our management has responsibility for preparing our consolidated financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of the internal control over financial reporting. Mayer Hoffman McCann P.C., our independent registered public accounting firm is responsible for performing an audit of our consolidated financial statements in accordance with the standards established by the Public Company Accounting Oversight Board, and for issuing their report on the results of their audit.

In this context, the Audit Committee hereby reports as follows:

1.    The Audit Committee has met with management and Mayer Hoffman McCann P.C. and has reviewed and discussed with them the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2016.

2.    The Audit Committee has discussed and reviewed with Mayer Hoffman McCann P.C. the matters required by Public Company Accounting Oversight Board, Auditing Standard No. 16, Communication with Audit

Committees, and, with and without management present, discussed and reviewed the results of Mayer Hoffman McCann P.C.’s audit of the consolidated financial statements.

3.    The Audit Committee has obtained from Mayer Hoffman McCann P.C. the written disclosure and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has discussed with Mayer Hoffman McCann P.C. any relationships that may impact their objectivity and independence as provided in Public Company Accounting Oversight Board Rule 3526, and has satisfied itself as to their independence. The Audit Committee reviewed, with Mayer Hoffman McCann P.C. and management, the audit plan, audit scope and identification of audit risks.

4.    Based upon the review and discussions described in the preceding paragraphs 1 through 3 above, and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

Date: June 30, 2017

/s/ Thomas A. Watford Committee Chair	/s/ Ronald V. Aprahamian Committee Member

/s/ Paul Daoust Committee Member	/s/ Larry Ferguson Committee Member

/s/ James Foreman Committee Member

The foregoing report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

PROPOSAL NO. 2
THIRD AMENDED AND RESTATED 2011 OMNIBUS INCENTIVE PLAN
Upon the recommendation of our Compensation Committee, the Board of Directors has adopted the Third Amendment and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan (the “Third Amended and Restated Omnibus Incentive Plan”) and is submitting the Third Amended and Restated Omnibus Incentive Plan to the shareholders for approval. The Third Amended and Restated Omnibus Incentive Plan, a copy of which is attached hereto as Annex A, amends and restates the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan (the “Omnibus Plan”). If Proposal No. 2 is approved by the shareholders, the Third Amended and Restated Omnibus Incentive Plan will increase the number of shares available for issuance under the Omnibus Plan from 633,333 shares of our common stock, of which 240,528 shares are presently unissued, to 3,650,000 shares of our common stock, of which 1,457,195 shares will be unissued immediately following the approval of the Third Amended and Restated Omnibus Incentive Plan after taking into account certain options issued on condition of shareholder approval of the Third Amended and Restated Omnibus Incentive Plan as described below under the heading New Plan Benefits. The Third Amended and Restated Omnibus Incentive Plan also will increase the total number of shares subject to performance-based conditions that may be issued to any one individual in a single year from 133,333 shares of our common stock to 500,000 shares of our common stock. These increases will enable us to continue our practice of using non-cash equity incentives as part of the overall compensation structure for our directors, executive officers, and consultants. In addition, the Third Amended and Restated Omnibus Incentive Plan will set a limit of $80,000 worth of shares per year as the maximum annual equity component of compensation payable under the Omnibus Plan to a non-employee director.
The Omnibus Plan provides for grants of stock options and shares of restricted stock to our senior management, employees, non-employee directors, and consultants who perform bona fide services to us (“Eligible Persons”). The receipt, exercise and/or payout of any and all awards granted under the Omnibus Plan may be made subject to the satisfaction of performance conditions. Our Board uses these awards to enhance the Company’s ability to attract and retain highly qualified officers, non-employee directors, key employees and other personnel, and to motivate such persons to expend maximum effort to improve the Company’s business results and earnings. The Board believes that, by providing an opportunity to Eligible Persons to acquire or increase their equity interests in the Company, their interests are better aligned with those of our shareholders.
As of the date of this proxy statement, 240,528 shares remain unissued and available for grant under the Omnibus Plan. If the shareholders approve this Proposal No. 2, the Third Amended and Restated Omnibus Incentive Plan will increase the number of shares unissued and available for grant to 1,457,195 (subject to adjustment as provided in the Omnibus Plan).
If the shareholders adopt Proposal No. 2, the total number of shares subject to performance-based conditions that may be issued to any one individual in a single year will be increased to 500,000 shares of our common stock. In addition, under the Third Amended and Restated Omnibus Incentive Plan, the maximum aggregate fair market value of awards (valued as of the grant date) that can be awarded to any one non-employee director in any fiscal year will be $150,000.
The Omnibus Plan is to remain in effect until the earlier of (i) May 24, 2021, or (ii) the date all shares of stock available for issuance under the Omnibus Plan have been issued.
If approved by our shareholders, the Third Amended and Restated Omnibus Incentive Plan will become effective as of August 10, 2017. No awards have been or will be made under the Third Amended and Restated Omnibus Incentive Plan that were not otherwise permitted by the original plan, unless and until the Third Amended and Restated Omnibus Incentive Plan is approved by our shareholders. The Compensation Committee has made certain awards in 2017 contingent upon shareholder approval of the Third Amended and Restated Omnibus Incentive Plan as described below.
The material features of the Third Amended and Restated Omnibus Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Third Amended and Restated Omnibus Incentive Plan, the full text of which is set forth as Annex A to this proxy statement.

Eligibility to Receive Awards under the Third Amended and Restated Omnibus Incentive Plan

Any of our employees or any employee of our subsidiaries or other affiliate will be eligible to receive awards under the Second Amendment. Non-employee directors and consultants who provide bona fide services to us may also be granted awards under the Third Amended and Restated Omnibus Incentive Plan.
Administration

The Third Amended and Restated Omnibus Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will select the employees to whom awards will be granted and set the terms and conditions of such awards, including any performance goals applicable to certain awards.
Shares Reserved for Awards

The total number of shares of our common stock available for issuance under the Third Amended and Restated Omnibus Incentive Plan is 3,650,000 shares. The number (and kind) of shares authorized for awards is subject to proportional adjustment for changes in our capitalization, a reorganization, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our shares, effected without receipt of consideration.
Shares of our common stock to be issued under the Third Amended and Restated Omnibus Incentive Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination of such shares, as the Compensation Committee or, if appropriate, the Board may determine.
The Third Amended and Restated Omnibus Incentive Plan includes provisions specifying the number of shares of our common stock that will count against the share limit under the plan. The shares subject to an option will count against the limit on a one-for-one basis.
Any shares that are not used because (i) the terms and conditions of the applicable award are not met, (ii) the award terminates, expires, or is exchanged or forfeited, or (iii) the award is settled in cash in lieu of shares may again be used for an award under the Third Amended and Restated Omnibus Incentive Plan.
Types of Awards

Awards under the Third Amended and Restated Omnibus Incentive Plan may include:

•	stock options (provided that all options granted under the Second Amendment will be non-qualified stock options; that is, options that do not qualify as incentive stock options) (“NQSOs”); and

•
shares of restricted stock (restricted in the sense that such shares may be subject to, among other things, restrictions based on the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions).

The actual number and types of awards that will be granted under the Third Amended and Restated Omnibus Incentive Plan are not determinable at this time. The Compensation Committee will make these determinations in its sole discretion.
Options. The Compensation Committee may grant to participants in the Third Amended and Restated Omnibus Incentive Plan options to purchase shares of our common stock. The Compensation Committee will determine the terms and conditions of each option award, including the number of shares of stock for which the option may be exercised, the option exercise price, vesting schedule, any conditions upon which the option shall become vested and exercisable, the term of the option, the consequence of a grantee’s ceasing to be an employee, and the form of payment upon exercise of the option.

The exercise price of an option awarded under the Third Amended and Restated Omnibus Incentive Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Compensation Committee grants the option award.
Unless the award agreement memorializing the terms of an option award specifies otherwise, an option awarded under the Third Amended and Restated Omnibus Incentive Plan will vest and become exercisable in four equal annual installments (i.e., 25% on each of the first through fourth anniversaries of the grant date). The Third Amended and Restated Omnibus Incentive Plan includes provisions that may alter the vesting schedule or the ability to exercise an option in the event of a grantee’s ceasing to be an employee or the occurrence of a change of control of the Company. An option granted under the Third Amended and Restated Omnibus Incentive Plan will expire no later than the 10th anniversary of its grant date.
The Third Amended and Restated Omnibus Incentive Plan provides a number of alternative methods to pay the exercise price of an option, including:

•	in cash;

•
by tendering previously acquired shares of our common stock having an aggregate fair market value at the time of exercise of the option equal to the exercise price for the shares for which the option is being exercised;

•
by a net exercise of the option (that is, using a portion of the shares of stock subject to the option, valued at the fair market value of a share of our common stock on the date of exercise of the option, to pay the option price for the shares for which the option is being exercised); and

•	through a “cashless” exercise (in which the shares of stock underlying the option are sold by a licensed securities broker, with the proceeds used to pay the option price).

Restricted Stock. The Compensation Committee may grant to participants in the Third Amended and Restated Omnibus Incentive Plan awards of shares of restricted stock - that is, shares subject to specified restrictions (for example, the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions).
Unless the award agreement memorializing the terms of an award of shares of restricted stock specifies otherwise, such an award will vest and become exercisable in four equal annual installments (i.e., 25%) on each of the first through fourth anniversaries of the grant date. Unless the Compensation Committee otherwise provides in an award agreement, upon a grantee’s ceasing to be an employee for any reason other than his death or disability, any award of shares of restricted stock held by the grantee that have not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall be deemed forfeited. However, the Compensation Committee may, in its discretion, in any individual case, provide for a waiver of restrictions or forfeiture conditions related to the shares of restricted stock.
Unless the Compensation Committee provides otherwise in the applicable award agreement, a grantee holding an award of shares of restricted stock granted under the Third Amended and Restated Omnibus Incentive Plan will have right to vote such shares and will be credited with dividends paid with respect to those shares.
General Terms of Awards

Prohibition on Repricing. The Third Amended and Restated Omnibus Incentive Plan provides that, without shareholder approval, no amendment or modification may be made to an outstanding option (for example, by reducing the exercise price or replacing the option with cash or another award type) that would be treated as a repricing under the rules of the principal stock exchange on which our common stock is then listed.
Restrictions on Transferability of Awards. An award granted under the Third Amended and Restated Omnibus Incentive Plan is not generally transferable by the grantee except in the event of the grantee’s death or unless otherwise required by law. An award agreement with respect to an award of an option may provide that a grantee may transfer to a “family member” (as defined in the plan) all or part of an award in a “not for value” transaction - for example, by a gift or a transfer under a domestic relations order in settlement of marital property rights.
Effect of Cessation of Employee Status. Unless specifically stated otherwise in the applicable award agreement, upon the date on which a grantee ceases to be employed by us, all rights to exercise the grantee’s unvested options shall terminate immediately. Vested options shall be exercisable after the grantee ceases to be an employee only during the applicable time periods described below and thereafter shall terminate.

•
If a grantee dies while an employee of the Company, the grantee’s vested options may be exercised by his or her beneficiary not later than the expiration date specified in the applicable award agreement or twelve months after the grantee’s death, whichever is earlier.

•
If a grantee ceases to be an employee due to disability (as defined in the plan), the grantee may exercise his or her vested options not later than the expiration date specified in the applicable award agreement or twelve months after ceasing to be an employee, whichever is earlier.

•
If a grantee ceases to be an employee by reason of retirement (as defined in the plan), all rights to exercise his or her vested options shall terminate no later than the expiration date specified in the applicable award agreement or twelve months after the grantee ceases to be an employee, whichever is earlier.

•
If a grantee ceases to be an employee for any reason other than death, disability or retirement, all rights to exercise his or her vested options shall terminate no later than the expiration date specified in the applicable award agreement or thirty days after the date the grantee ceases to be an employee, whichever is earlier, unless the Compensation Committee decides that such options shall terminate on the date the grantee ceases to be an employee.

Forfeiture Provisions. The Third Amended and Restated Omnibus Incentive Plan provides that we may retain the right in an award agreement to cause a forfeiture of the gain realized by a grantee in connection with an award(s) on account of actions taken by the grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of our employees or clients, or (iv) any confidentiality obligation. In addition, we may annul an award if the grantee ceases to be an employee as a result of a termination for cause (as defined in the plan).
The Third Amended and Restated Omnibus Incentive Plan also provides that, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under the Sarbanes-Oxley Act of 2002 and any grantee who knowingly engaged in or failed to prevent the misconduct, or was grossly negligent in engaging or failing to prevent the misconduct, shall reimburse us the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing of the financial document(s) embodying the financial reporting requirement.
Amendment, Suspension and Termination of the Third Amended and Restated Omnibus Incentive Plan

The Board may at any time amend, suspend or terminate the Third Amended and Restated Omnibus Incentive Plan, provided that no such action shall, without the consent of an award grantee, impair the rights or obligations under any award previously granted under the plan. Amendment of the Third Amended and Restated Omnibus Incentive Plan shall require approval of our shareholders to the extent determined by the Board to be necessary under our organizational documents, or by applicable law or stock exchange listing requirements. Shareholder approval will be required if the amendment would (i) materially increase the benefits accruing to grantees, (ii) materially increase the aggregate number of shares of our common stock that may be issued under the plan, or (iii) materially modify the requirements as to eligibility for participation in the plan.
Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code of 1986, as amended, and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of awards of options and restricted stock granted under the Third Amended and Restated Omnibus Incentive Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws in effect as of the date of this proxy statement.
Stock Options. The only stock options that may be granted under the Third Amended and Restated Omnibus Incentive Plan are non-qualified stock options, or NQSOs. An employee receiving a NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the stock option does not have a readily ascertainable fair market value at the time it is granted. In general, the employee must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the shares of common stock on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable reporting requirements.
Shares of our common stock acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the common stock, the employee will recognize long-term capital gain or loss if the employee has held the common stock for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the common stock for one year or less.
If an employee pays the exercise price, in whole or in part, with previously acquired shares of common stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of common stock received exceeds the option exercise price. The employee will not recognize gain or loss upon delivering the previously acquired shares of common stock to us. Shares of common stock received by an employee, equal in number to the previously acquired shares of common stock exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of common stock. Shares of common stock received by an employee in excess of the number of such previously acquired shares of common stock will have a basis equal to the fair market value of the additional shares of common stock as of the date ordinary income is recognized. The holding period for the additional shares of common stock will commence as of the date of exercise of the NQSO or such other relevant date.
Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or the shares are freely transferable. At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares. The grantee may, however, make an election to include the value of the shares in gross income in the year such shares are granted despite such restrictions. Generally, we will be entitled to deduct as a business expense, in the year the grantee includes the compensation in income, the same amount that the grantee includes as compensation.
Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer and certain of the corporation’s other executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Third Amended and Restated Omnibus Incentive Plan has been designed to permit the Compensation Committee to grant certain awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).

New Plan Benefits

With respect to the increased number of shares reserved under the Third Amended and Restated Omnibus Incentive Plan, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to Eligible Persons under the Third Amended and Restated Omnibus Incentive Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee. However, on May 11, 2017, the Compensation Committee awarded the following stock options to the following persons, subject to the approval by our stockholders of the Third Amended and Restated Omnibus Incentive Plan:

Name and Position	Number of Units
Henry E. Dubois	500,000(1)
Chief Executive Officer
Steven R. Balthazor	250,000(2)
Chief Financial Officer
All executive officers as a group	1,250,000
All non-employee directors as a group	—
All employees other than executive officers as a group	550,000
__________________
(1) Represents (i) a stock option representing the right to purchase 250,000 shares of common stock at an exercise price equal to $0.65 per share (the “Time Based Options”), with the shares underlying this stock option vesting 25% on the first, second, third and fourth anniversaries of the grant date, provided that Mr. Dubois is providing services to the Company on such dates, and (ii) a stock option representing the right to purchase 250,000 shares of common stock at an exercise price equal to $0.65 per share (the “Performance-Based Options”), with the shares underlying this stock option vesting only if the Company achieves certain run rate synergies totaling $7,000,000 for the calendar year ending December 31, 2017, as described in the award agreement, provided that Mr. Dubois is providing services to the Company on such date. Notwithstanding the foregoing, if Mr. Dubois is terminated by the Company without Cause (as defined in Mr. Dubois’ Employment Agreement with the Company) or by Mr. Dubois for Good Reason (as defined in Mr. Dubois’ Employment Agreement with the Company), (a) the Time-Based Options will not be forfeited and will vest immediately, (b) the Performance-Based Options will not be forfeited and will vest based on the level of Company achievement of the performance criteria stated above, and (c) Mr. Dubois will be permitted to exercise all vested options through May 11, 2027.
(2) Represents (i) a stock option representing the right to purchase 125,000 shares of common stock at an exercise price equal to $0.65 per share, with the shares underlying this stock option vesting 25% on the first, second, third and fourth anniversaries of the grant date, provided that Mr. Balthazor is providing services to the Company on such dates, and (ii) a stock option representing the right to purchase 125,000 shares of common stock at an exercise price equal to $0.65 per share, with the shares underlying this stock option vesting only if the Company achieves certain run rate synergies totaling $7,000,000 for the calendar year ending December 31, 2017, as described in the award agreement, provided that Mr. Balthazor is providing services to the Company on such date.
Vote Required
Approval of the Third Amended and Restated Omnibus Incentive Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting. If the shareholders do not approve the Third Amended and Restated Omnibus Incentive Plan, it will not be implemented but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of the company and its shareholders.
Board Recommendation
The Board recommends a vote “FOR” the approval of the Third Amended and Restated Omnibus Incentive Plan.

PROPOSAL NO. 3
ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our compensation programs are designed to attract, retain, and motivate executive officers and to provide a framework that delivers outstanding financial results over the long term. Our compensation programs for executive officers reflect the competitive environment in which we operate and incorporate performance-based criteria. To that end, the Compensation Committee monitors the executive compensation and compensation plans of other companies. In addition, our compensation programs are designed to establish compensation packages that balance cash and equity in a manner designed to align executive compensation with shareholder interests and also take into account the Company’s cash position.

Shareholders are urged to read the “Compensation of Executive Officers” section of this proxy statement, which discusses our compensation policies and procedures, and the 2017 compensation for our named executive officers. The Compensation Committee and the Board believe that our compensation policies and procedures are effective in achieving our goals and are consistent with shareholder interests.

In accordance with section 14A of the Securities Exchange Act, we are including in this proxy statement a separate shareholder vote on executive compensation, which vote is non-binding. Accordingly, we are asking you to approve, on an advisory basis, the compensation of our named executive officers, as described in the “Compensation of Executive Officers” section of this proxy statement, including the related compensation tables and other narrative executive compensation disclosure contained therein.

The following resolution will be submitted for a shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Hooper Holmes, Inc. approve, on an advisory basis, the compensation of Hooper Holmes’ named executive officers, as disclosed in the Compensation of Executive Officers section, compensation tables and narrative discussion of this Proxy Statement.”

While this advisory resolution is non-binding, the Compensation Committee and the Board value the opinions of our shareholders as expressed through their votes and other communications. Accordingly, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions. The Board therefore recommends that you indicate your support for our compensation policies and procedures for its named executive officers, as outlined above.

Vote Required

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting. Because this vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Board Recommendation
The Board recommends that shareholders vote, on an advisory basis, “FOR” the approval of the named executive officers’ compensation described in the Compensation of Executive Officers section, the compensation tables and the narrative discussion of this proxy statement.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents the fees for professional services rendered by Mayer Hoffman McCann P.C. ("MHM") and KPMG LLP ("KPMG") for the audit of our annual consolidated financial statements for the years ended December 31, 2016 and 2015, and fees for other services rendered by MHM and KPMG during those periods.

Type of Fees	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Audit Fees(1)	$504,853	$614,703
Audit-Related Fees	-	-
Tax Fees(2)	$50,896	$80,000
Total Fees	$555,749	$694,703
__________________

(1)
This category includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and additional billings for non-routine and other matters subject to audit during these years. The audit fees incurred in 2016 were comprised of $392,603, which were incurred by MHM from the time of appointment on May 16, 2016, and $112,250 incurred by KPMG. The fees in 2015 were incurred by KPMG.

(2)	Tax fees in each of 2016 and 2015 consist of fees for tax compliance and general tax consulting services.

Change in Independent Public Accountants

Dismissal of Prior Independent Public Accounting Firm

On May 11, 2016, the Company, as approved by the Audit Committee of the Board of Directors (the “Audit Committee”), voted to dismiss KPMG as the Company's principal independent registered public accounting firm, upon completion of their interim review of the Company’s consolidated financial statements as of and for the three month period ended March 31, 2016. Such review was completed and the Company filed its Form 10-Q on May 13, 2016.

During the Company's two fiscal years ended December 31, 2015, and the subsequent interim period through May 13, 2016, there were no: (1) disagreements with KPMG on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG advised the Company of the following material weakness:

As of December 31, 2015, the Company’s internal controls over financial reporting were not effective because of the existence of a material weakness in internal control over financial reporting which resulted from the inadequate design and operation of internal controls related to the accounting for the acquisition of Accountable Health Solutions, specifically the technical accounting considerations related to applying the provisions of ASC 805, Business Combinations, assessing the completeness and accuracy of key assumptions and the financial data and related support used to measure the fair value of the acquired assets and liabilities, and the documentation of internal control procedures.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 contained a separate paragraph stating that “the Company has suffered recurring losses from operations, negative cash flows from operations and other related liquidity concerns, which raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements and financial statement schedule do not include any adjustments that might result from the outcome of this uncertainty.”

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 contained a separate paragraph stating that “As discussed in Note 1 and Note 5 to the consolidated financial statements, the Company changed its method of accounting for discontinued operations during the year ended December 31, 2014 due to the adoption of ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity.”

The Company furnished a copy of the above disclosures to KPMG and requested that KPMG provide a letter addressed to the U.S. Securities and Exchange Commission confirming the accuracy of the above disclosures. The letter from KPMG is attached as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on May 17, 2016.

Engagement of New Independent Public Accounting Firm

On May 11, 2016, the Audit Committee approved the engagement of MHM as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. During the Company's two fiscal years ended December 31, 2015, and the subsequent interim period through May 13, 2016, neither the Company, nor anyone on its behalf, consulted with MHM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issues; or (2) any matter that was either the subject of a disagreement or a reportable event.

Auditor Attendance at Annual Meeting

The Company does not expect representatives of MHM or KPMG to be present at the annual meeting of shareholders or to make a statement or be available to respond to questions at the meeting.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee, in accordance with its charter, reviews and pre-approves all audit and permissible non-audit services provided by MHM, our independent registered public accounting firm, and the related fees to provide such services. By resolution of the Audit Committee, the chair of the Audit Committee may approve dollar amounts in excess of the fees established in such resolution(s), subject to ratification by the full committee at its next regular meeting. At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. All services being provided by the independent registered public accounting firm are regularly reviewed. For 2016, all audit and non-audit services provided by MHM were approved in advance by the Audit Committee.

The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining MHM’s independence and has determined that such services are compatible with maintaining MHM’s independence.

MHM leases substantially all of its personnel, who work under the control MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information relating to our equity compensation plans as of December 31, 2016.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders(1)	403,986	$4.62	299,041
Equity compensation plans not approved by security holders	____	____	____
__________________

1)
As of December 31, 2016, the 2011 Plan, the 2008 Plan, and the 2007 Plan were the three equity compensation plans that were in effect and under which the Company may make future awards. The number of shares available for grant under each plan as of December 31, 2016, is as follows: 2011 Plan –239,028; 2008 Plan – 36,013; 2007 Plan – 24,000.

EXECUTIVE OFFICERS

The following table shows information about our named executive officers as of June 28, 2017:

Name	Age	Position
Henry E. Dubois	55	Chief Executive Officer, and a member of the Board of Directors
Steven R. Balthazor	52	Chief Financial Officer, Treasurer
Mark Clermont	50	President and Chief Operating Officer
__________________

Information with respect to each of our executive officers other than Henry E. Dubois is provided below. Information regarding Mr. Dubois, who is a director as well as an executive officer of the Company, has been previously provided in the discussion of Proposal No. 1 in this proxy statement. Mr. Clermont became an executive officer of the Company at closing of the merger with Provant on May 11, 2017. As a result, he is not a named executive officer for the year ended December 31, 2016, so he is not included in our discussion of executive compensation for 2016.

Steven R. Balthazor was appointed Chief Financial Officer and Treasurer of Hooper Holmes in August 2015. Prior to becoming CFO of the Company, he worked with Hooper Holmes on a consulting basis beginning in 2013, supporting key corporate projects including the sale of the Company’s Portamedic, HH Services and Heritage Labs divisions, as well as the acquisition of Accountable Health Solutions in April 2015. From June 2013 through August 2015, Steven served as the Principal of J. Galt Financial, a consulting firm providing executive management consultation and hands-on business services to public and private companies. He has extensive financial leadership experience, having served as Vice President of Finance for Digital Globe (NYSE: DGI), a provider of high-resolution Earth imagery products and services, from May 2012 through June 2013; Vice President of Finance and interim Chief Financial Officer for GeoEye, Inc., a commercial satellite imagery company, from 2006 through March 2011; and in roles as corporate treasurer and head of mergers and acquisitions for various private and publicly traded companies. From March 2011 through May 2012, he was self-employed as a financial consultant. Steven is a certified public accountant and holds an MBA in Finance from the University of Colorado-Boulder.

Mark Clermont was appointed President and Chief Operating Officer at closing of the Provant merger on May 11, 2017. Mr. Clermont served as the President of Provant from 2015 through May 11, 2017. Prior to becoming President of Provant, he served in multiple executive roles at UpToDate, Inc. a division of Wolters Kluwer, where he provided global strategic and transformative leadership that enabled the company to become the world-wide leader in point-of-care clinical decision support, serving most recently as Chief Financial Officer. Prior to joining UpToDate, Inc. in 2006, Mark held multiple financial leadership roles at Mercer Global Investments, a division of Marsh & McLennan Companies, PFPC, Inc. (now BNY Mellon), and First Data Corporation. Mr. Clermont holds a Bachelor of Science degree in Business Administration from the D’Amore-McKim School of Business at Northeastern University in Boston, MA.

COMPENSATION OF EXECUTIVE OFFICERS
The objective of our executive compensation is to enhance the Company’s long-term profitability by providing compensation that will attract and retain superior talent, reward performance, and align the interests of our executive officers with the long-term interests of our shareholders. For 2016, there were two principal components of the compensation we pay to our executive officers: (1) base salary and (2) equity compensation plans.
Base Salary

Each of our executive officers receives an annual base salary paid in cash.

Equity Compensation Plans

We sponsor and maintain the 2011 Plan and the 2008 Plan in which our executive officers are eligible to participate and under which grants may be made. Each of the 2011 Plan and the 2008 Plan is described more fully below under the heading “Stock Option Plans.”

Compensation Arrangements of Henry Dubois

Mr. Dubois serves as our President and Chief Executive Officer pursuant to an employment agreement dated September 30, 2013. Pursuant to the employment agreement, Mr. Dubois is paid a base salary of $390,000 per year, such amount to be reviewed at least annually by the Compensation Committee. Base salary may be adjusted by the Board, in its sole discretion, based on the Committee’s and Board’s consideration of the Company’s performance, financial and otherwise.

Mr. Dubois’ annual target bonus opportunity under the employment agreement will be equal to 50% of his base salary and is subject to Mr. Dubois and the Company achieving agreed upon financial targets and goals and objectives. No such bonus was paid to Mr. Dubois pursuant to the agreement in 2016.

In accordance with the employment agreement, on September 30, 2013, Mr. Dubois was granted options to purchase 133,333 shares of the Company’s common stock under the 2011 Plan. The options were vested at the time of grant with respect to 25% of the shares. The options with respect to the remaining 75% of the shares have vested pursuant to their terms.

The employment agreement also provides that Mr. Dubois will be entitled to participate in any other annual bonus or incentive compensation plans or programs and any retirement and other benefit plans and programs as may be in effect or adopted by the Company from time to time. On January 21, 2015, Mr. Dubois was granted options to purchase 10,000 shares of the Company’s common stock under the 2008 Plan for performance in 2014. The options will vest with respect to 33% of the shares on the first and second anniversaries of the grant date, and the remainder on the third anniversary of the grant date. On April 18, 2016, Mr. Dubois was granted options to purchase 50,000 shares of the Company's common stock under the 2008 Plan for performance in 2015. The options will vest with respect to one-third on each of the first three anniversaries following the date of grant. No other incentive amounts or bonuses were paid to Mr. Dubois other than as set forth above.

If Mr. Dubois’ employment is terminated for any reason, Mr. Dubois will be entitled to receive (i) any accrued and unpaid base salary, (ii) any unreimbursed business expenses, and (iii) payment for any accrued and unused vacation time. In addition, if Mr. Dubois’ employment is terminated by the Company other than for Cause, if he resigns for Good Reason, or if a Triggering Event occurs following a Change in Control (within the meanings given to such terms in the employment agreement), and upon the execution and delivery of a release by Mr. Dubois in favor of the Company, Mr. Dubois will be entitled to receive his base salary for one year in twelve equal installments, without interest, on a monthly basis for twelve (12) consecutive months. In the case of termination of the agreement due to the occurrence of a Triggering Event following a Change in Control, Mr. Dubois will be entitled to the acceleration of vesting of equity grants and removal of any trading restrictions on his stock.

Compensation Arrangements of Steven R. Balthazor

On August 17, 2015, the Company entered into a Consulting Agreement with Mr. Balthazor in connection with his appointment as our Chief Financial Officer (the “Consulting Agreement”). The Consulting Agreement continued in effect until March 14, 2016, when it was replaced by Mr. Balthazor’s current employment agreement (the “Employment Agreement”).

Pursuant to the Employment Agreement, Mr. Balthazor will be paid a base salary of $250,000 per year, such amount to be reviewed at least annually by our Chief Executive Officer and Compensation Committee. Base salary may be adjusted by the Committee, in its sole discretion, based on the Committee’s consideration of the Company’s performance, financial and otherwise. In addition, Mr. Balthazor received a grant of options to buy 40,000 shares of the Company’s common stock. The options will vest with respect to 33% of the shares on the first and second anniversaries of the grant date, and the remainder on the third anniversary of the grant date.

Mr. Balthazor’s annual target bonus opportunity under the Employment Agreement will be equal to 40% of his base salary and is subject to Mr. Balthazor and the Company achieving agreed upon financial targets and goals and objectives. No such bonus was paid to Mr. Balthazor pursuant to the agreement in 2016.

In accordance with the Consulting Agreement, on August 17, 2015, Mr. Balthazor was granted options to purchase 10,000 shares of the Company’s common stock under the 2011 Plan. One-fourth of the options will vest each quarter until fully vested. The Employment Agreement provides that Mr. Balthazor will be entitled to participate in any other annual bonus or incentive compensation plans or programs and any retirement and other benefit plans and programs as may be in effect or adopted by the Company from time to time. No other incentive amounts or bonuses were paid to Mr. Balthazor other than as set forth above.

If Mr. Balthazor’s employment is terminated during the first twelve months of the Employment Agreement by the Company other than for Cause or if he resigns for Good Reason (within the meanings given to such terms in the Employment Agreement), and upon the execution and delivery of a release by Mr. Balthazor in favor of the Company, Mr. Balthazor will be entitled to receive his base salary in nine equal installments, without interest, on a monthly basis for nine (9) consecutive months. In the case of termination of the Employment Agreement after the first anniversary of the Employment Agreement due to the occurrence of a Triggering Event following a Change in Control, by the Company other than for Cause, or by Mr. Balthazor for Good Reason, Mr. Balthazor will be entitled to receive his base salary in twelve (12) equal installments, without interest, on a monthly basis for twelve (12) consecutive months. In addition, if Mr. Balthazor’s employment is terminated due to the occurrence of a Triggering Event following a Change in Control, his equity grants will immediately vest and any trading restrictions on restricted stock will be removed.

Summary Compensation Table

The following table summarizes, with respect to our 2016 fiscal year, compensation awarded to or earned by our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Henry E. Dubois President and Chief Executive Officer	2016 2015	390,000 390,000	- -	- -	63,733(4) -	30,553(2) 32,429	484,286 462,433

Steven R. Balthazor Chief Financial Officer	2016 2015	265,840(3) 239,100	- -	- -	57,895(5) 14,428	43,220(2) 23,235	366,955 287,741
__________________

(1)
Represents the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718. For a description of the assumptions made in our valuation of option awards, please refer to Note 4 to our consolidated financial statements in its annual report on Form 10-K for the year ended December 31, 2016.

(2)	Represents reimbursement of commuting expenses.

(3)
Mr. Balthazor was appointed Chief Financial Officer effective August 17, 2015, under the Consulting Agreement. His compensation for 2016, as disclosed in the Summary Compensation Table, includes compensation he received during 2016 for his services as a consultant to the Company prior to the Consulting Agreement being replaced by the Employment Agreement on March 14, 2016.

(4)	Represents an award of 50,000 stock options with a grant date fair value of approximately $1.27 per option.

(5)	Represents an award of 40,000 stock options with a grant date fair value of approximately $1.45 per option.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth the outstanding equity awards for each of our Named Executive Officers as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)

Henry E. Dubois	133,333	—	$7.05	09/30/2023
	3,300	6,700(1)	$7.35	01/21/2025
	—	50,000(2)	$1.95	04/18/2026

Steven R. Balthazor	10,000	—	$2.55	08/12/2025
__________________

(1)	Scheduled to vest in three installments: 33% on the first and second anniversaries of the grant date, January 21, 2015, and the remainder on January 21, 2018.

(2)	Scheduled to vest in three equal installments on each of the first three anniversaries of the grant date, April 18, 2016.

(3)	Scheduled to vest in three installments: 33% on the first and second anniversaries of the grant date, March 14, 2016, and the remainder on March 14, 2019.

Stock Option Plans

The Company sponsors and maintains the Second Amended and Restated Hooper Holmes, Inc. 2011 Omnibus Incentive Plan (the “2011 Plan”) and the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan (the “2008 Plan”) in which our executive officers are eligible to participate and under which grants may be made. In addition, options to purchase shares of our common stock issued to our executive officers remain outstanding as of the date of this proxy statement under the Hooper Holmes, Inc. 1997 Stock Option Plan and the Hooper Holmes, Inc. 2002 Stock Option Plan.

Subject to the terms of any option agreement with respect to an award under the 2011 Plan and the 2008 Plan, all outstanding options granted under either of these plans may fully vest and become exercisable for the 15-day period immediately prior to a change of control of the Company where the option awards are not being assumed or continued as part of the transaction. In lieu of vesting for the 15-day period immediately prior to the change of control, the Compensation Committee may elect to cancel all outstanding option awards and pay to the option holder an amount equal to the amount paid to the holders of Company stock at the time of the change of control that exceeds the applicable option exercise price. Under each of these plans, a “change of control” is defined as the occurrence of any of the following events:

•
if any person (other than the Company, its affiliates, a trustee or fiduciary holding securities under an employee benefit plan of the Company, an underwriter temporarily holding Company securities or a corporation owned, directly or indirectly, by the Company shareholders in the same proportion as their ownership in the Company) is or becomes, directly or indirectly, the beneficial owner of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities;

•
any individuals who on the effective date of the 2011 Plan or 2008 Plan constitute the Board (as applicable, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, unless the election or nomination of the individual was approved by at least a majority of the directors then comprising the Incumbent Board; or

•
the Company shareholders approve a merger, consolidation or share exchange of the Company with any other corporation or entity, or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company, or the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company.

Subject to the terms of any option agreement with respect to an award under the Hooper Holmes, Inc. 1997 Stock Option Plan and the Hooper Holmes, Inc. 2002 Stock Option Plan, all outstanding options granted under either of these plans are to fully vest and become exercisable immediately prior to or concurrent with an actual or threatened change in control of the Company. A “change in control of the Company” is defined as a change in control of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A under the Exchange Act, including:

•
if any person, or group of affiliated persons, is or becomes, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities;

•
if, during any period of 24 consecutive months during the term of an option or stock appreciation right granted under any of these plans, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company’s shareholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least 2/3rds of the directors then in office who were directors at the beginning of the period;

•	upon the first purchase of the Company’s common stock in accordance with a tender or exchange offer (other than such an offer made by the Company); or

•	upon a complete liquidation or dissolution by the Company.

A “threatened change in control of the Company” is defined as any set of circumstances which in the opinion of the Board poses a real, substantial and immediate possibility of leading to a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a policy regarding transactions with related persons that specifies the procedures to be followed by the Governance and Nominating Committee of the Board in considering, and determining whether to approve or ratify, a transaction with a related person. For purposes of the policy statement, a “related person” is defined to mean:

•	any person who is or was (since the beginning of our most recently completed fiscal year) a director, nominee for director or executive officer of the Company or any subsidiary of the Company;

•	any person (including an entity or group) who is the beneficial owner of more than 5% of any class of the our voting securities;

•
any individual who is an immediate family member of any such person (i.e., such person’s spouse, either parent, a step-parent, a child or stepchild, sibling, mother or father-in-law, brother or sister-in-law, son or daughter-in-law, or any person sharing the household of such person); or

•
any firm, corporation or other entity in which any such person serves as an executive officer or general partner or, together with any other persons described above, owns 10% or more of the equity interests of that firm, corporation or other entity.

The policy statement stipulates that each member of the Board and/or management is to provide the Governance and Nominating Committee of the Board with any and all information pertaining to any proposed or existing related person transaction promptly after becoming aware of such transaction. Upon being advised of the transaction, the Governance and Nominating Committee will consider, among other things:

•	the nature of the interest the related person has in the transaction;

•	the materiality of the interest the related person has or may have in the transaction;

•	the approximate dollar amount of the transaction;

•	whether the transaction is fair to the Company;

•	whether the transaction is on terms no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances;

•	the significance of the transaction to investors in light of all the circumstances; and

•	whether the transaction would present a conflict of interest for a director or executive officer, as set forth in the Company’s Code of Conduct and Ethics, or violate any other provision of such code.

If the Governance and Nominating Committee determines to approve or ratify the transaction, the committee is to provide the Board with a report consisting of the facts relating to the transaction considered by the committee, the material terms and business purpose of the transaction, the benefits to the Company and to the related person, and whether the transaction requires a waiver of the Company’s Code of Conduct and Ethics. The report shall also indicate the basis for the committee’s approval or ratification of the transaction.

There were no “related person” transactions arising or existing during 2015 or 2016, nor any currently proposed transactions, requiring disclosure under the applicable SEC rules and regulations or the Company’s policies and procedures.

ADJOURNMENT OF THE ANNUAL MEETING

In the event there is an insufficient number of shares of our common stock present in person or by proxy at the annual meeting to constitute a quorum, the Board will request approval to adjourn the annual meeting to a later date. The place and date to which the annual meeting would be adjourned would be announced at the annual meeting.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

All shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2018 annual meeting of shareholders (other than nominees for director as discussed earlier in this proxy statement) must be made in writing and received at the Company’s executive office not later than March 2, 2018, and must otherwise comply with SEC Rule 14a-8. The notice containing such proposal must also include certain information specified in our bylaws. Shareholders should submit their proposals to the attention of the Company’s Corporate Secretary, 560 N. Rogers Road, Olathe, Kansas 66062, by certified mail – return receipt requested.

A shareholder who wishes to put forth a proposal to be considered at the 2018 annual meeting of shareholders without including the proposal in the Company’s proxy materials must notify the Company of such proposal in writing by May 12, 2018, but not before April 12, 2018. The notice containing such proposal must also include certain information specified in our bylaws. Shareholders should submit their proposals to the attention of the Company’s Corporate Secretary, 560 N. Rogers Road, Olathe, Kansas 66062, by certified mail – return receipt requested. If we receive a notice after May 12, 2018, or before April 12, 2018, such notice will be considered untimely, and we will not have any obligation to present the proposal at the 2018 annual meeting of shareholders.

June 30, 2017

ANNEX A

HOOPER HOLMES, INC.
THIRD AMENDED AND RESTATED 2011 OMNIBUS INCENTIVE PLAN
(Amended and Restated as of [*], 2017)
Hooper Holmes, Inc., a New York corporation (the “Company”), sets forth herein the terms of its Third Amended and Restated 2011 Omnibus Incentive Plan (as amended and restated, the “Plan”), as follows:
PURPOSE
The Plan is intended to:
enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, key employees, directors, consultants and other persons; and
motivate such persons to expend maximum effort to improve the business results and earnings of the Company principally by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
The Plan provides for the grant of stock options and restricted stock. These awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the Plan.
DEFINITIONS
For purposes of interpreting the Plan and related documents, including Award Agreements (as defined herein), the following definitions shall apply:
“Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company, including, without limitation, any Subsidiary and any corporation, partnership, joint venture, limited liability company or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or the capital interest or profits interest of such partnership, joint venture, limited liability company or other entity. For purposes of granting Options, an entity may not be considered an Affiliate if it would result in the shares of Stock subject to an Award of Options not to qualify as service recipient stock under Code Section 409A.
“Award” means a grant under the Plan of an Option or Restricted Stock.
“Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate with a Grantee that evidences and sets out the terms and conditions applicable to an Award, or (ii) a written statement issued by the Company or an Affiliate to a Grantee describing the terms and provisions of an Award.
“Board” means the Board of Directors of the Company.
“Cause” means, except as otherwise determined by the Committee and set forth in an Award Agreement:
if a Grantee is subject to an employment, retention or similar agreement between the Company or an Affiliate and the Grantee that defines “cause,” such definition; and
for all other Grantees:
any act of personal dishonesty by the Grantee in connection with his or her responsibilities to the Company and intended to result (or which results) in personal enrichment to the Grantee;
the Grantee’s willful act constituting Gross Misconduct that is injurious to the Company; or

ANNEX A

the Grantee’s conviction or plea of guilty or nolo contendere to a felony involving theft or moral turpitude that the Committee reasonably believes had or will have a material detrimental effect on the Company’s reputation or business.
“Change of Control” shall occur if any of the following events occur:
(a)any Person, other than:
the Company or any of its Affiliates;
a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates;
an underwriter temporarily holding securities in connection with an offering of such securities; or
a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock in the Company is or becomes, directly or indirectly, the “beneficial owner”(as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities (other than as a result of an acquisition(s) of securities from the Company);
individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board;
the Company’s shareholders approve a merger, consolidation or share exchange of the Company with any other corporation or entity, or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company, regardless of which entity is the survivor, other than:
a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent immediately after such merger, consolidation or share exchange more than 50% of the combined voting power of the Company or the surviving entity; or
a merger, consolidation or share exchange effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of 35% or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company’s then outstanding securities; or
the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or an agreement for the Company’s sale or disposition of all (or substantially all) of its assets, in one transaction or a series of transactions within any period of 24 consecutive months.
“Code” means the U.S. Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, or any successor thereto. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
“Committee” means the Compensation Committee of the Board, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

ANNEX A

“Company” means Hooper Holmes, Inc., a New York corporation.
“Consultant” means any Person, including an advisor, engaged by the Company or an Affiliate to who renders bona fide services to the Company or an Affiliate.
“Director” means any member of the Board.
“Disability” with respect to any Grantee, means any physical or mental incapacity as a result of which the Grantee is unable to perform substantially all of his or her essential duties for an aggregate of four (4) months, whether or not consecutive, during any calendar year, and which cannot be reasonably accommodated by the Company (or any Affiliate) without undue hardship.
“Effective Date” means May 24, 2011, the date of the approval of the Plan by the Company’s shareholders at the annual meeting of shareholders held on that date.
“Eligible Recipient” means any Employee, Consultant or non-Employee Director.
“Employee” means any employee of the Company or an Affiliate. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time, or any successor act thereto.
“Fair Market Value” or “FMV” means, as applied to a specific date, the value of a share of Stock, determined as follows:
(b)If, on such date, the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or such market. If there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market. If there is no such reported closing price on the applicable date, the Fair Market Value shall be:
he mean between the high and low sales prices on such date or, if no sale of Stock is reported on such date, on the next preceding day on which any sale of Stock shall have been reported, provided such next preceding day is within no more than a two-week period of such date; and
if no sale of Stock is reported on the applicable date or during the two-week period preceding that date, the mean between the highest bid and lowest asked prices on the applicable date or the date closest to that date during the prior two-week period.
If, on such date, the Stock is not then listed on a national or regional stock exchange or publicly traded on an established securities market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith in a manner consistent with Treasury Regulations promulgated under Code Section 409A.
“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons has more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) controls the management of the assets, and any other entity in which one or more of these persons (or the Grantee) owns more than 50% of the combined voting power.

ANNEX A

“Fiscal Year” means the year commencing on January 1 and ending December 31, or such other time period as approved by the Board.
“Grant Date,” with respect to an Award, means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the Grantee of the Award first becomes eligible to receive the Award by virtue of becoming an Eligible Recipient, or (iii) such other date as may be specified by the Committee.
“Grantee” means any Person who receives or holds an Award under the Plan.
“Gross Misconduct” means:
(c)theft or damage of Company property;
use, possession, sale or distribution of illegal drugs;
being under the influence of alcohol or drugs (except to the extent medically prescribed) while on duty or on Company premises;
involvement in activities representing conflicts of interest;
improper disclosure of confidential information;
conduct endangering, or likely to endanger, the health or safety of one or more Eligible Recipients; or
falsifying or misrepresenting information on Company records.
“Nonqualified Stock Option” or “NQSO” means an Option that is not an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
“Option” means an option to purchase one or more shares of Stock granted in accordance with the terms of the Plan.
“Option Price” means the per share exercise price for shares of Stock subject to an Option.
“Period of Restriction” means the period when an Award of Restricted Stock is subject to forfeiture based on the passage of less than a specified period of time, the potential failure to achieve specified performance criteria and/or the non-occurrence of other events as determined by the Committee, in its discretion.
“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof. A “Person” shall not include (i) the Company or any Affiliate, (ii) any trustee or other fiduciary under an employee benefit plan sponsored by the Company or any Affiliate, or (iii) any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Stock.
“Restricted Stock” means shares of Stock awarded under Section 10 of the Plan.
“Retirement” shall mean a termination of employment, for reasons other than Cause, Disability or death, upon or following a Grantee’s attainment of age fifty-five (55) and completion of at least (10) years of service with the Company, or at such earlier time as the Committee may determine.
“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended from time to time, or any successor act thereto.
“Stock” means the common stock of the Company, $0.04 par value per share.

ANNEX A

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
ADMINISTRATION OF THE PLAN
Committee. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws, the Committee’s charter and applicable law. The Committee shall have full and exclusive discretionary power to, among other things:
interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan;
determine eligibility for Awards; and
adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.
Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 13 of the Plan, adopting modifications and amendments, or subplans, to the Plan or any Award Agreement, including any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and/or any Affiliates operate.
All actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.
The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Eligible Recipient, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon Award recipients, the Company, and all other interested parties.
Forfeiture of Award under Certain Circumstances.
The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee in connection with an Award(s) on account of actions taken by the Grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of Eligible Recipients or clients of the Company or any Affiliate, or (iv) confidentiality obligation with respect to the Company or any Affiliate. In addition, the Company may annul an Award if the Grantee ceases to be an Eligible Recipient as a result of a termination for Cause.
If the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document(s) embodying such financial reporting requirement.
No Repricing. Notwithstanding anything in the Plan to the contrary, no amendment or modification may be made to an outstanding Option, including, without limitation, by reducing the exercise price of an Option or replacing an Option with cash or another Award type, that would be treated as a repricing under the rules of the principal stock exchange on which the Stock is then listed, in each case, without the approval of the Company’s shareholders; provided, that, appropriate adjustments may be made to outstanding Options in accordance with

ANNEX A

Section 12 of the Plan and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.
No Liability. The Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
Share Issuance/Book-Entry . Notwithstanding any provision of the Plan to the contrary, the issuance of shares of Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one of more stock certificates.
SHARES OF STOCK SUBJECT TO THE PLAN
Number of Shares of Stock Available for Awards. Subject to adjustment as provided in Section 12 of the Plan, the number of shares of Stock available for issuance under the Plan shall be equal to three million six hundred fifty thousand (3,650,000).
Any of the shares of Stock available for Awards under the Plan may be used for any types of Awards described in the Plan.
Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination thereof, as the Committee or, if appropriate, the Board may determine.
Adjustments in Authorized Shares . The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations or other transactions to which Code Section 424(a) applies. Subject to any shareholder approval requirement under the listing standards of the principal stock exchange on which the Stock is listed at the time of any such transaction, the number of shares of Stock reserved in accordance with Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution. Notwithstanding the foregoing, no such adjustment shall be authorized to the extent that such adjustment would cause the Award to become subject to Code Section 409A.
Share Usage.
Shares of Stock covered by an Award shall be counted as used as of the Grant Date with respect to such Award.
For purposes of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock, where appropriate:
Any shares of Stock that are subject to an Award of Options shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to such an Award;
Where two types of Awards (each of which is payable in shares of Stock) are granted to a Grantee in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares subject to only one of such tandem Awards shall be counted against the aggregate number of shares of Stock available for issuance under the Plan; and
The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested in additional shares of Stock or credited as additional shares of Restricted Stock issued or issuable under the Plan.
Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee as the Committee deems necessary or desirable.

ANNEX A

Any shares of Stock that are not used because the terms and conditions of the applicable Award are not met may again be used for an Award under the Plan.
Any shares of Stock that are not used because the Award (or any portion thereof) terminates, expires, is exchanged or forfeited, or is settled in cash in lieu of shares of Stock, may again be used for an Award under the Plan.
The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares tendered or withheld, or Award surrendered, in connection with the purchase of shares upon exercise of an Option as described in Section 9.8, or (ii) any shares withheld or deducted from an Award payment in connection with the Company’s tax withholding obligations as described in Section 16.
No Issuance of Fractional Shares. No fractional shares of Stock may be issued under the Plan. Cash shall be paid in lieu of any fractional shares in settlement of any Award.
EFFECTIVE DATE AND DURATION
Effective Date. The Plan shall commence as of the Effective Date.
Term. The Plan shall remain in effect, subject to the right of the Committee or the Board to amend, suspend or terminate the Plan at any time in accordance with Section 13, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all shares of Stock subject to the Plan have been issued according to the Plan’s provisions. No Award shall be made under the Plan after the Plan’s termination date, but Awards made prior to the Plan’s termination date may extend beyond that date.
AWARD ELIGIBILITY AND PARTICIPATION
Eligibility. Awards may be made under the Plan to Eligible Recipients.
Participation. The Committee may from time to time select the Eligible Recipients to whom Awards shall be granted and, subject to the Plan’s provisions, shall determine, in the Committee’s discretion, the nature, terms and amount of each Award.
Limitations on Awards to Grantees. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, to the extent any Award is subject to the attainment of performance goals, then the maximum aggregate Award of shares of Stock that can be awarded under the Plan to any one Eligible Recipient in any Fiscal Year shall be five hundred thousand (500,000) Shares. This limitation shall be subject to adjustment as provided in Section 12 of the Plan. In addition, the maximum aggregate Fair Market Value of Awards (valued as of the Grant Date) that can be awarded under the Plan to any one non-Employee Director in any Fiscal Year shall be $80,000.
AWARD AGREEMENT
General. Each Award granted under the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain the same or similar provisions but shall be consistent with and subject to the terms of the Plan.
Option Award Agreements. An Award Agreement for an Award of an Option shall specify, among other things:
the Option Price,
the number of shares of Stock to which the Option pertains,
the vesting schedule,

ANNEX A

the conditions upon which an Option shall become vested and exercisable, the term of the Option,
treatment upon the Grantee’s ceasing to be an Employee, Consultant or non-Employee Director,
the form of payment upon exercise, and
any such other provisions the Committee shall determine.
Restricted Stock Award Agreements. An Award Agreement for an Award of Restricted Stock shall specify, among other things:
the purchase price (if any),
the number of shares of Restricted Stock subject to the Award, the vesting period and/or the Period (s) of Restriction,
treatment upon the Grantee’s ceasing to be an Employee, Consultant or Director, voting and/or dividend rights, if any, and
any such other provisions the Committee shall determine.
PERFORMANCE CONDITIONS APPLICABLE TO AWARDS
The right of a Grantee to receive a grant of, or to exercise or receive the payout with respect to, any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such corporate and individual criteria and other measures of performance as it may deem appropriate in establishing such performance conditions.
TERMS AND CONDITIONS OF AWARDS OF OPTIONS
Grant. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Recipients at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion. Notwithstanding the foregoing, no Option may be granted more than ten (10) years after the earlier of (i) adoption of the Plan by the Board and (ii) the Effective Date. All Options granted under the Plan shall be Nonqualified Stock Options.
Price. The Option Price for each Award of an Option shall be determined by the Committee but and set forth in the applicable Award Agreement, but shall be a price not less than 100 percent of the FMV of a share of Stock on the Grant Date of the applicable Award.
Vesting. Subject to Sections 9.5 and 12, each Award of an Option granted under the Plan shall, unless otherwise provided in the Award Agreement, vest and become exercisable in four (4) equal annual installments commencing with the first anniversary of the Grant Date. The Committee may provide that an entire Option (or portion thereof) may not be exercised unless and until a Grantee remains an Eligible Recipient for a period of time from the Grant Date of the Option.
Term. Each Award of an Option granted under the Plan shall expire, and all rights to purchase shares of Stock thereunder shall cease, at such time as the Committee shall determine at the time of grant; provided, however, no Award of an Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.
Effect of Termination of Employment or Other Service. Unless specifically stated otherwise in the applicable Award Agreement, upon the date on which a Grantee’s employment or other service with or to the Company or an Affiliate is terminated, all rights to exercise Grantee’s Options shall terminate immediately to the

ANNEX A

extent such Options are then unvested, and to the extent any Options are then vested such Options shall be exercisable after the Grantee’s employment or other service with or to the Company or an Affiliate is terminated only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
Cessation Due to Death, Disability or Retirement.
If a Grantee’s employment or other service with or to the Company or an Affiliate is terminated due to the Grantee’s death, the Grantee’s Options, to the extent unexercised and vested on the date on which the Grantee dies, may be exercised by his or her Beneficiary at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or twelve (12) months after the Grantee’s death, whichever is earlier.
If a Grantee’s employment or other service with or to the Company or an Affiliate is terminated due to the Grantee’s Disability, the Grantee may exercise his or her Options, to the extent unexercised and vested on the date on which such termination occurred, at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or twelve (12) months after such Grantee’s employment or other service with or to the Company is terminated, whichever is earlier.
If a Grantee’s employment or other service with or to the Company or an Affiliate is terminated by reason of Retirement, all rights to exercise his or her Options, to the extent unexercised and vested on the date on which such termination occurred, shall terminate no later than the expiration date specified in the applicable Award Agreement or twelve (12) months after such Grantee’s employment or other service with or to the Company is terminated, whichever is earlier.
Cessation for Reasons other than Death, Disability or Retirement. If a Grantee’s employment or other service with or to the Company or an Affiliate is terminated for any reason other than death, Disability or Retirement, all rights to exercise his or her Options, to the extent unexercised and vested on the date on which such termination occurred, shall terminate no later than the expiration date specified in the applicable Award Agreement or thirty (30) days after such Grantee’s employment or other service with or to the Company is terminated, whichever is earlier, unless the Committee decides that such Options shall terminate on the date of such termination.
Suspension of Right to Exercise Options. The Company reserves the right from time to time to suspend the exercise of any Option awarded under the Plan where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the Option beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date of such Option.
Manner of Exercise. Subject to the terms of Section 9.6, an Option that is exercisable may be exercised by the delivery to the Company of a notice of exercise on any business day, at the Company’s principal office, in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee. Such notice shall set forth the number of shares of Stock with respect to which the Option is to be exercised. Subject to the terms of Section 16, the exercise notice shall be accompanied by full payment for the shares of Stock for which the Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to such Option exercise.
Form of Payment Upon Exercise of Option. The Option Price upon exercise of an Option, together with any withholding taxes, shall be payable to the Company in full:
in cash or cash equivalents acceptable to the Company (unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars);

ANNEX A

by tendering (either by actual delivery or attestation) previously acquired shares of Stock having an aggregate FMV at the time of exercise of the Option equal to the Option Price for the shares for which the Option is being exercised and any withholding taxes;
by a net exercise of the Option (that is, by using a portion of the shares of Stock subject to the Option, valued at the FMV of the date of exercise of the Option, to pay the Option Price for the shares of Stock for which the Option is being exercised and any withholding taxes);
to the extent permitted by law and by the Award Agreement, by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker or financial services firm acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes, subject to any arrangements then in effect with respect to the broker or financial services firm pertaining to such transaction;
by any other method approved or accepted by the Committee in its sole discretion, subject to such rules and regulations as the Committee may establish; or
any combination of the methods described in subsections (a), (b), (c), (d) or (e) above.
Delivery of Shares. As soon as practicable after receipt of a notice of exercise of an Option by a Grantee and the payment in full of the Option Price for the shares of Stock for which the Option is being exercised and any required federal or other taxes, the Committee shall cause to be delivered to the Grantee a stock certificate or certificates or, as provided in Section 3.5, a book-entry registration, evidencing the Grantee’s ownership of such shares.
Restrictions on Transferability of Shares of Stock Following Exercise of Option. The shares of Stock acquired by a Grantee upon the exercise of an Award of an Option may be subject to restrictions on transfer under applicable securities laws, the requirements of any stock exchange or market upon which the Stock is listed and/or traded, or as the Committee may deem advisable, including, without limitation, restrictions requiring the Grantee to hold the shares acquired for a specified period of time.
Restrictions on the Transferability of Options.
Generally. Except as otherwise provided in Section 9.11(b), an Option granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted under the Plan shall be exercisable during the lifetime of a Grantee only by that Grantee (or, in the event of the Grantee’s legal incapacity or incompetency, the Grantee’s guardian or legal representative).
Family Transfers. If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For purposes of this Section 9.11(b), a “not for value” transfer is a transfer which is:
a gift;
a transfer under a domestic relations order in settlement of marital property rights; or
a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.
Following a transfer under this Section 9.11(b), any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.11(b) or by will or the laws of descent and distribution.
TERMS AND CONDITIONS OF AWARDS OF SHARES OF RESTRICTED STOCK

ANNEX A

Awards of Shares of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Grantees in such amounts and upon such terms as the Committee shall determine.
Vesting; Period of Restriction; Other Restrictions.
Vesting. Subject to Sections 10.3 and 12, each Award of shares of Restricted Stock shall, unless otherwise provided in the Award Agreement, vest in four (4) equal annual installments commencing with the first anniversary of the Grant Date. The Committee may provide that an Award of shares of Restricted Stock (or a portion of such Award) may not vest unless and until a Grantee remains an Employee, Consultant or non-Employee Director, as applicable, for a period of time from the Grant Date of such Award.
Period of Restriction. At the time an Award of shares of Restricted Stock is made, the Committee may, in its discretion, establish a Period of Restriction applicable to such shares of Restricted Stock. Each Award of shares of Restricted Stock may be subject to a different Period of Restriction.
Other Restrictions. The Committee may, in its discretion, at the time an Award of shares of Restricted Stock is made or at any time thereafter, prescribe such other conditions and/or restrictions applicable to such Award, including:
restrictions based upon the achievement of corporate and individual performance goals, which may be applicable to all or any portion of the Award;
time-based restrictions on vesting following the attainment of performance goals;
restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are listed or traded; or
holding requirements or sale restrictions placed on the shares upon vesting of such Award.
Effect of Termination of Employment or Other Service. Each Award Agreement with respect to an award of shares of Restricted Stock shall set forth the extent, if any, to which the Grantee shall have the right to retain any outstanding Award of shares of Restricted Stock following the Grantee’s termination of employment or other service with or to the Company or any Affiliate due to death or Disability of such Grantee. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among Awards of shares of Restricted Stock granted under the Plan. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon a Grantee’s termination of employment or other service with or to the Company or any Affiliate for any reason other than the Grantee’s death or Disability, any Award of shares of Restricted Stock held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall immediately be deemed forfeited; provided, however, that the Committee may, in its discretion, in any individual case, provide for waiver in whole or in part of restrictions or forfeiture conditions related to the shares of Restricted Stock. Upon forfeiture of an Award of shares of Restricted Stock, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote the shares of Restricted Stock or any right to receive dividends with respect to the shares of Restricted Stock.
Rights of Grantees Holding Shares of Restricted Stock.
Voting Rights. Unless the Committee otherwise provides in the applicable Award Agreement, a Grantee holding an Award of shares of Restricted Stock granted or issued under the Plan shall have the right to vote such shares.
Dividend Rights. During the vesting period and/or the Period of Restriction, unless the Committee determines otherwise, a Grantee holding an Award of shares of Restricted Stock granted under the Plan shall be credited with dividends paid with respect to the shares of Restricted Stock while they are so held, in a manner determined by the Committee in its sole discretion. Such dividends will be held and subject to forfeiture until such time as the restrictions lapse on the shares of Restricted Stock to which they relate.

ANNEX A

The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Stock or shares of Restricted Stock. Such dividends or dividend equivalents shall be paid no later than 2-1/2 months following the end of the calendar year in which the applicable restrictions lapse and such dividends or dividend equivalents become payable to a Grantee. All distributions, if any, received by a Grantee with respect to an Award of Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to such Award.
Purchase of Restricted Stock. The Grantee shall be required, to the extent required by applicable law, to purchase shares of Restricted Stock from the Company at a purchase price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, or (ii) the purchase price, if any, specified in the Award Agreement relating to such Award of Restricted Stock. The purchase price, if any, shall be payable in cash or, in the discretion of the Committee, in consideration for past services rendered to the Company or an Affiliate.
Restrictions on Transferability of Restricted Stock. Except as otherwise provided in this Plan or the Award Agreement, an Award of shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the applicable vesting period and/or Period of Restriction specified in the Award Agreement or prior to the satisfaction of any other restrictions applicable to the Award.
Restricted Stock Certificate; Delivery of Stock. The Company shall issue, in the name of each Grantee to whom an Award of Restricted Stock has been made, a stock certificate(s) representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificate(s) for the Grantee’s benefit until such time as (i) the Restricted Stock is forfeited, or (ii) the applicable vesting period and/or Period of Restriction expires, and all restrictions applicable to the Award lapse. Such certificate(s) shall bear a legend(s) that complies with applicable securities laws and regulations and makes appropriate reference to the vesting and other restrictions imposed under the Plan and the Award Agreement. In the alternative, as provided in Section 3.5, the Company may make a book-entry registration evidencing the Grantee’s ownership of shares of Restricted Stock with appropriate stop transfer instructions.
Upon the expiration or termination of any vesting period and/or Period of Restriction and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock settled in shares of Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate(s) for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary, as the case may be (or, as provided in Section 3.5, the Company may make a book-entry registration evidencing same).
REQUIREMENTS OF LAW
General.
The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations.
If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock under the Plan, no shares may be issued or sold to a Grantee or any other individual exercising an Option that may be settled in shares of Stock unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company. Any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, upon the exercise of any Option that may be settled in shares of Stock, or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence, satisfactory to the

ANNEX A

Committee, that the Grantee or any other individual exercising an Option may acquire such shares in accordance with an exemption from registration under the Securities Act.
The Company may, but shall in no event be obligated to, register any securities which may be issued under the Plan in accordance with the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
Exchange Act Rule 16b-3 . During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards under the Plan and the exercise of Options granted under the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. If Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements, or to take advantage of any features, of the revised exemption or its replacement.
EFFECT OF CHANGES IN CAPITALIZATION
Changes in Stock.
If, after the Effective Date, the number of outstanding shares of Stock is increased or decreased, or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares, effected without receipt of consideration by the Company, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly so that the proportionate interest of the Award recipient immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price of such outstanding Options. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration by the Company.
In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, of the Company) without receipt of consideration by the Company, the Committee shall, in the manner the Committee deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards (or, in the case of Awards of Options that have been partially exercised at the time of such distribution, the portion of such Awards that remain outstanding) and/or (ii) the exercise price of outstanding Options, to reflect such distribution.
Reorganization in which the Company is the Surviving Entity which does not Constitute a Change of Control. If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change of Control, any outstanding Option (or the portion of such Option outstanding) previously granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such outstanding Option (or outstanding portion thereof) would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to the shares of Stock underlying such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

ANNEX A

Change of Control Transaction in which Awards are not Assumed . Upon the occurrence of a Change of Control in which outstanding Awards of Options and/or shares of Restricted Stock are not being assumed or continued, unless otherwise specifically prohibited under applicable law or the rules and regulations of a national securities exchange on which the shares of Stock are then listed or traded:
Outstanding Awards of Options. With respect to outstanding Awards of Options, either of the following two actions shall be taken:
fifteen (15) days prior to the scheduled consummation of a Change of Control, all outstanding Awards of Options shall become immediately exercisable and shall remain exercisable for a period of 15 days; or
the Committee may elect, in its discretion, to cancel any outstanding Awards of Options, and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value equal to the product of the number of shares of Stock subject to the Option (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction, in accordance with the terms of the agreement(s) memorializing the Change of Control transaction, exceeds (II) the Option Price applicable to such Award Shares. Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.
With respect to the Company’s establishment of a 15-day exercise window as provided above, (i) any exercise of an Option during the 15-day period shall be conditioned upon the consummation of the Change of Control transaction and shall be effective only immediately before the consummation of the Change of Control transaction, and (ii) upon consummation of any Change of Control transaction, the Plan and all outstanding but unexercised Awards of Options shall terminate. The Committee shall send notice of a Change of Control transaction that will result in a termination of the Plan and all outstanding but unexercised Awards of Options to all individuals who hold such Awards not later than the time at which the Company gives notice of such event to its shareholders.
Outstanding Awards of Restricted Stock. With respect to outstanding Awards of Restricted Stock, either of the following two actions shall be taken:
all outstanding Awards of shares of Restricted Stock shall be deemed to have vested and the shares of Stock subject to such Awards shall be delivered, immediately prior to the occurrence of such Change of Control; or
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Restricted Stock and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction. Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.
Change of Control in which Awards are Assumed. The Plan, and any Awards of Options and/or shares of Restricted Stock granted prior to a Change of Control, shall continue in the manner and under the terms so provided in the event of a Change of Control if provision is made in writing in connection with such Change of Control for either (i) the assumption or continuation of such Options and/or shares of Restricted Stock, or (ii) the substitution of such Options and/or shares of Restricted Stock for new options and shares of restricted stock relating to the stock of the successor entity, or a parent or subsidiary of the successor entity, with appropriate adjustments to the number of shares, as well as option exercise prices.

ANNEX A

Adjustments. Adjustments under this Section 12 (other than adjustments made in accordance with Section 12.4) related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in this Section 12. This Section 12 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan upon the occurrence of events that do not constitute a Change of Control.
No Limitations on Company. The making of Awards under the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or sell or transfer all or any part of its business or assets.
AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s shareholders to the extent determined by the Board to be necessary under the Company’s organizational documents, or by applicable law or stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company’s shareholders if the amendment would:

▪	materially increase the benefits accruing to Grantees under the Plan;

▪	materially increase the aggregate number of Shares that may be issued under the Plan; or

▪	materially modify the requirements as to eligibility for participation in the Plan.

No amendment, suspension or termination of the Plan shall, without the consent of the Award recipient, impair rights or obligations under any Award previously awarded under the Plan.
No awards shall be made after termination of the Plan.
BENEFICIARY DESIGNATION
A Grantee’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Grantee’s death. A Grantee may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. If a Grantee fails to designate a beneficiary or the beneficiary designated by the Grantee is not eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Grantee’s death, the beneficiary shall be the Grantee’s estate.
Notwithstanding the provisions of this Section above, the Committee may in its discretion, after notifying any affected Grantees, modify the foregoing requirements, institute additional requirements for beneficiary designations. In addition, the Committee may suspend the existing beneficiary designations of living Grantees or the process of determining beneficiaries under this Section, or both, in favor of another method of determining beneficiaries.
RIGHTS OF GRANTEES
Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Grantee’s employment or other service relationship at any time, nor confer upon any Grantee any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.
Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or other contract with the Company or an Affiliate and, accordingly, subject to the terms of the Plan, the Plan may be terminated or modified

ANNEX A

at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments, or otherwise, except as provided in the Plan.
For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment or other service relationship of a Grantee between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of his or her status as a Grantee. The Committee may stipulate in a Grantee’s Award Agreement or otherwise the conditions under which a transfer of employment or other service relationship to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed to terminate his or her status as a Grantee for purposes of an Award.
Participation. No Eligible Recipient shall have a right to be selected to receive an Award. No Grantee, having been selected to receive an Award, shall have a right to be selected to receive a future Award or (if selected to receive such a future Award) a right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.
Rights as a Shareholder. A Grantee shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Grantee becomes the record holder of such shares.
WITHHOLDING TAXES
The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Grantee’s FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Grantees to satisfy withholding requirements by having the Company withhold shares of Stock or the Grantee making such other arrangements, in either case on such conditions as the Committee specifies.
SUCCESSORS
Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.
GENERAL PROVISIONS
Investment Representations. The Committee may require each Grantee receiving shares of Stock under an Award to represent and warrant in writing that the Grantee is acquiring the shares for investment and without any present intention to sell or distribute such shares.
Eligible Recipients Based Outside of the United States. Without limiting in any way the generality of the Committee’s powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Eligible Recipients, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:
determine which Affiliates shall be covered by the Plan;
determine which Eligible Recipients outside the United States are eligible to participate in the Plan;
modify the terms and conditions of any Award granted to a Grantee outside the United States to comply with applicable foreign laws;
establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures

ANNEX A

established under this Section 18.2 by the Committee shall be attached to the Plan document as appendices; and
take any action, before or after an Award is made, that the Committee deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.
Unfunded Plan. Grantees shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Grantee, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general, unsecured obligation of the Affiliate and not an obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to ERISA.
Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Grantee’s rights under any such other plan, policy, program or arrangement.
No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.
LEGAL CONSTRUCTION
Captions. The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
Severability. In the event any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan and the Award Agreement shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
Requirements of Law. The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.
The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

ANNEX A

Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
Code Section 409A. The Plan and Awards granted under the Plan are not intended to be subject to Code Section 409A.

HOOPER HOLMES, INC.
560 N. ROGERS RD.
OLATHE, KS 66062

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E31068-P96165 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOOPER HOLMES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ronald V. Aprahamian
02) Henry E. Dubois
03) Paul Daoust
04) Larry Ferguson
05) Frank Bazos
06) Thomas A. Watford
07) James Foreman

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.2